UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 25, 2003

                            CENTURY PROPERTIES FUND XIX
              (Exact name of registrant as specified in its charter)


              California               0-11935                 94-2887133
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

Item 5.     Other Events

On June 25, 2003, the Registrant refinanced the mortgage encumbering Vinings Peak Apartments. The refinancing replaced the existing mortgage in the current principal balance of approximately $7,785,000 with a new mortgage in the principal amount of approximately $8,470,000. The new mortgage has an interest rate of 4.41% per annum compared to 7.50% per annum on the existing mortgage. After repayment of the existing mortgage and payment of closing costs the Registrant received net proceeds of approximately $96,000.

On June 25, 2003, the Registrant refinanced the mortgage encumbering Wood Lake Apartments. The refinancing replaced the existing mortgage in the current principal balance of approximately $6,703,000 with a new mortgage in the principal amount of approximately $7,500,000. The new mortgage has an interest rate of 4.41% per annum compared to 7.50% per annum on the existing mortgage. After repayment of the existing mortgage and payment of closing costs the Registrant received net proceeds of approximately $868,000.

On June 25, 2003, the Registrant refinanced the mortgage encumbering Plantation Crossing Apartments. The refinancing replaced the existing mortgage in the current principal balance of approximately $4,541,000 with a new mortgage in the principal amount of approximately $4,480,000. The new mortgage has an interest rate of 4.41% per annum compared to 7.50% per annum on the existing mortgage. After repayment of the existing mortgage and payment of closing costs the Registrant had a shortfall of approximately $821,000 which was covered by the net proceeds received from the Wood Lake refinancing discussed above.

The Registrant's general partner is evaluating the cash requirements of the Registrant but does not anticipate a distribution of net proceeds in the near future.

Item 7.     Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed with this report (1):

10.13 Multifamily Note for $4,480,000 dated June 25, 2003 between Century Properties Fund XIX and KeyCorp Real Estate Capital Markets, Inc.

10.14 Replacement Reserve Agreement dated June 25, 2003 between Century Properties Fund XIX and KeyCorp Real Estate Capital Markets, Inc.

10.15       Repair  Escrow   Agreement  dated  June  25,  2003  between  Century
            Properties Fund XIX and KeyCorp Real Estate Capital Markets, Inc.

10.16 Multifamily Note for $8,470,000 dated June 25, 2003 between Century Properties Fund XIX and KeyCorp Real Estate Capital Markets, Inc.

10.17 Replacement Reserve Agreement dated June 25, 2003 between Century Properties Fund XIX and KeyCorp Real Estate Capital Markets, Inc.

10.18       Repair  Escrow   Agreement  dated  June  25,  2003  between  Century
            Properties Fund XIX and KeyCorp Real Estate Capital Markets, Inc.

10.19 Multifamily Note for $7,500,000 dated June 25, 2003 between Century Properties Fund XIX and KeyCorp Real Estate Capital Markets, Inc.

10.20 Replacement Reserve Agreement dated June 25, 2003 between Century Properties Fund XIX and KeyCorp Real Estate Capital Markets, Inc.

10.21       Repair  Escrow   Agreement  dated  June  25,  2003  between  Century
            Properties Fund XIX and KeyCorp Real Estate Capital Markets, Inc.

(1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENTURY PROPERTIES FUND XIX


                                    By:   Fox Partners II
                                          General Partner


                                    By:   /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President


                                    Date: July 10, 2003

                                                                 Exhibit 10.13
                                                Freddie Mac Loan No.002703521

                                MULTIFAMILY NOTE
                     (MULTISTATE - REVISION DATE 11-01-2000)

US $4,480,000.00                                             as of June 25, 2003


      FOR VALUE RECEIVED, the undersigned ("Borrower") jointly and severally (if more than one) promises to pay to the order of KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation, the principal sum of Four Million Four Hundred Eighty Thousand and No/100ths Dollars (US $4,480,000.00), with interest on the unpaid principal balance at the annual rate of four and forty-one one-hundredths percent (4.41%).

      1. Defined Terms. As used in this Note, (i) the term "Lender" means the holder of this Note, and (ii) the term "Indebtedness" means the principal of, interest on, and any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument. "Event of Default" and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.

      2. Address for Payment. All payments due under this Note shall be payable at Key Commercial Mortgage, PO Box 145404, Cincinnati, OH 45250, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

      3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

      (a) Unless disbursement of principal is made by Lender to Borrower on the first day of the month, interest for the period beginning on the date of disbursement and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note. Interest under this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      (b) Consecutive monthly installments of principal and interest, each in the amount of Twenty-Eight Thousand One Hundred Twenty-Five and 51/100ths Dollars (US $28,125.51), shall be payable on the first day of each month beginning on August 1, 2003, until the entire unpaid principal balance evidenced by this Note is fully paid.

      (c) Any accrued interest remaining past due for 30 days or more may, at Lender's discretion, be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any remaining principal and interest shall be due and payable on July 1, 2013 or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the "Maturity Date"). The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

      (d) Any regularly scheduled monthly installment of principal and interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

      4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

      5. Security. The Indebtedness is secured, among other things, by a multifamily mortgage, deed to secure debt or deed of trust dated as of the date of this Note (the "Security Instrument"), and reference is made to the Security Instrument for other rights of Lender as to collateral for the Indebtedness.

      6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower (except if notice is required by applicable law, then after such notice). Lender may exercise this option to accelerate regardless of any prior forbearance.

      7. Late Charge. If any monthly amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within ten (10) days after the amount is due (unless applicable law requires a longer period of time before a late charge may be imposed, in which event such longer period shall be substituted), Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such amount (unless applicable law requires a lesser amount be charged, in which event such lesser amount shall be substituted). Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "Loan"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

      8. Default Rate. So long as (a) any monthly installment under this Note remains past due for thirty (30) days or more, or (b) any other Event of Default has occurred and is continuing, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at a rate (the "Default Rate") equal to the lesser of four (4) percentage points above the rate stated in the first paragraph of this Note and the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment under this Note is delinquent for more than thirty
(30) days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for more than thirty (30) days or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

      9. Limits on Personal Liability.

      (a) Except as otherwise provided in this Paragraph 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Borrower.

      (b) Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to zero percent (0%) of the original principal balance of this Note, plus any other amounts for which Borrower has personal liability under this Paragraph 9.

      (c) In addition to Borrower's personal liability under Paragraph 9(b), Borrower shall be personally liable to Lender for the repayment of a further portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (1) failure of Borrower to pay to Lender upon demand after an Event of Default all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence; (2) failure of Borrower to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; or
(3) failure of Borrower to comply with Section 14(d) or (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports.

      (d) For purposes of determining Borrower's personal liability under Paragraph 9(b) and Paragraph 9(c), all payments made by Borrower or any guarantor of this Note with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument shall be applied first to the portion of the Indebtedness for which Borrower has no personal liability.

      (e) Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of
Default: (1) Borrower's acquisition of any property or operation of any business not permitted by Section 33 of the Security Instrument; (2) a Transfer (including, but not limited to, a lien or encumbrance) that is an Event of Default under Section 21 of the Security Instrument, other than a Transfer consisting solely of the involuntary removal or involuntary withdrawal of a general partner in a limited partnership or a manager in a limited liability company; or (3) fraud or written material misrepresentation by Borrower or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender.

      (f) In addition to any personal liability for the Indebtedness, Borrower shall be personally liable to Lender for (1) the performance of all of Borrower's obligations under Section 18 of the Security Instrument (relating to environmental matters); (2) the costs of any audit under Section 14(d) of the Security Instrument; and (3) any costs and expenses incurred by Lender in connection with the collection of any amount for which Borrower is personally liable under this Paragraph 9, including fees and out of pocket expenses of attorneys and expert witnesses and the costs of conducting any independent audit of Borrower's books and records to determine the amount for which Borrower has personal liability.

      (g) To the extent that Borrower has personal liability under this Paragraph 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 9, the term "Mortgaged Property" shall not include any funds that (1) have been applied by Borrower as required or permitted by the Security Instrument prior to the occurrence of an Event of Default or (2) Borrower was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding. To the fullest extent permitted by applicable law, in any action to enforce Borrower's personal liability under this Paragraph 9, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

      10. Voluntary and Involuntary Prepayments.

      (a) A prepayment premium shall be payable in connection with any prepayment (any receipt by Lender of principal, other than principal required to be paid in monthly installments pursuant to Paragraph 3(b), prior to the scheduled Maturity Date set forth in Paragraph 3(c) under this Note as provided below:

            (1) Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day designated as the date for such prepayment in a written notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. Such prepayment shall be made by paying
(A) the amount of principal being prepaid, (B) all accrued interest, (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Paragraph 10(c). For all purposes including the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of such month. For purposes of this Note, a "Business Day" means any day other than a Saturday, Sunday or any other day on which Lender is not open for business. Unless expressly provided for in the Loan Documents, Borrower shall not have the option to voluntarily prepay less than all of the unpaid principal balance. However, if a partial prepayment is provided for in the Loan Documents or is accepted by Lender in Lender's discretion, a prepayment premium calculated pursuant to Paragraph 10(c) shall be due and payable by Borrower.

            (2) Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Lender, and (B) the prepayment premium calculated pursuant to Paragraph 10(c).

            (3) Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium.

      (b) Notwithstanding the provisions of Paragraph 10(a), no prepayment premium shall be payable with respect to (A) any prepayment made during the period from zero (0) days before the scheduled Maturity Date to the scheduled Maturity Date, or (B) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument.

      (c) Any prepayment premium payable under this Note shall be computed as follows:

            (1) If the prepayment is made between the date of this Note and the date that is 120 months after the first day of the first calendar month following the date of this Note (the "Yield Maintenance Period"), the prepayment premium shall be whichever is the greater of subparagraphs (i) and (ii) below:

            (i) 1.0% of the unpaid principal balance of this Note; or

            (ii) the product obtained by multiplying:

                  (A) the amount of principal being prepaid, by (B) the excess (if any) of the Monthly Note Rate over the Assumed
                        Reinvestment Rate,
                  by
                  (C)   the Present Value Factor.

            For purposes of subparagraph (ii), the following definitions shall apply:

            Monthly Note Rate: one-twelfth (1/12) of the annual interest rate of this Note, expressed as a decimal calculated to five digits.

            Prepayment Date: in the case of a voluntary prepayment, the date on which the prepayment is made; in the case of the application by Lender of collateral or security to a portion of the principal balance, the date of such application; and in any other case, the date on which Lender accelerates the unpaid principal balance of this Note.

            Assumed Reinvestment Rate: one-twelfth (1/12) of the yield rate as of the date 5 Business Days before the Prepayment Date, on the 3.625% U.S. Treasury Security due May 1, 2013, as reported in The Wall Street Journal, expressed as a decimal calculated to five digits. In the event that no yield is published on the applicable date for the Treasury Security used to determine the Assumed Reinvestment Rate, Lender, in its discretion, shall select the non-callable Treasury Security maturing in the same year as the Treasury Security specified above with the lowest yield published in The Wall Street Journal as of the applicable date. If the publication of such yield rates in The Wall Street Journal is discontinued for any reason, Lender shall select a security with a comparable rate and term to the Treasury Security used to determine the Assumed Reinvestment Rate. The selection of an alternate security pursuant to this Paragraph shall be made in Lender's discretion.

            Present Value Factor: the factor that discounts to present value the costs resulting to Lender from the difference in interest rates during the months remaining in the Yield Maintenance Period, using the Assumed Reinvestment Rate as the discount rate, with monthly compounding, expressed numerically as follows:

                                  [OBJECT OMITTED]

            n = number of months remaining in Yield Maintenance Period

            ARR = Assumed Reinvestment Rate

            (2) If the prepayment is made after the expiration of the Yield Maintenance Period but before the period set forth in Paragraph 10(b)(A) above, the prepayment premium shall be 1.0% of the unpaid principal balance of this Note.

      (d) Any permitted or required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing.

      (e) Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment.

      (f) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the prepayment premium provisions.

      11. Costs and Expenses. To the fullest extent allowed by applicable law, Borrower shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys (including Lender's in-house attorneys) and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

      12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

      13. Waivers. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

      14. Loan Charges. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

      15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family, household, or agricultural purposes.

      16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

      17. Governing Law. This Note shall be governed by the law of the jurisdiction in which the Land is located.

      18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

      19. Notices; Written Modifications. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument. Any modification or amendment to this Note shall be ineffective unless in writing signed by the party sought to be charged with such modification or amendment; provided, however, that in the event of a Transfer under the terms of the Security Instrument, any or some or all of the Modifications to Multifamily Note may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.

      20. Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in the jurisdiction in which the Land is located (the "Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

      21. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

      ATTACHED EXHIBIT.  The following Exhibit is attached to this Note:

      |X|     Exhibit A       Modifications to Multifamily Note


      IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

                              CENTURY PROPERTIES FUND XIX
                              a California limited partnership

                               By: Fox Partners II
                                    a California general partnership
                                    General Partner

                                    By:   Fox Capital Management Corporation
                                          a California corporation
                                          Managing Partner


                                          By:   /s/Patti K. Fielding    (Seal)
                                                Patti K. Fielding
                                                Executive Vice President


                                   94-2887133
                                    Borrower's Employer ID Number

Pay to the Order of FEDERAL HOME LOAN MORTGAGE CORPORATION, without recourse.


KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
an Ohio corporation


By:   /s/Janette M. O'Brien
      Janette M. O'Brien
      Vice President

                                                                   Exhibit 10.14
                          REPLACEMENT RESERVE AGREEMENT
                           (REVISION DATE 01-31-2003)
                           (FHLMC Loan No. 002703521)

      This REPLACEMENT RESERVE AGREEMENT ("Agreement") is made and entered into, to be effective as of June 25, 2003, by and between CENTURY PROPERTIES FUND XIX, a California limited partnership ("Borrower"), and KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation ("Lender") and its successors and assigns.


                             W I T N E S S E T H:


      WHEREAS, Lender has agreed to make and Borrower has agreed to accept the Loan, which is to be evidenced by the Note and secured by the Security Instrument encumbering the Land and the Improvements. The Land is described on Exhibit "A" attached to this Agreement; and

      WHEREAS,  as a condition of making the Loan, Lender is requiring  Borrower
to  establish  the   Replacement   Reserve  Fund  for  the  funding  of  Capital
Replacements throughout the Loan term.

      NOW, THEREFORE, for and in consideration of the Loan, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. Definitions. The following terms used in this Agreement shall have the meanings set forth below in this Section 1. Any term used in this Agreement and not defined shall have the meaning given to that term in the Security Instrument.

      (a) "Capital Replacement" means the replacement of those items listed on Exhibit "B" of this Agreement and such other replacements of equipment, major components or capital systems related to the Improvements as may be approved in writing or required by Lender.

      (b) "Disbursement Period" means the interval between disbursements from the Replacement Reserve Fund, which interval shall be no shorter than once a quarter.

      (c)   "Improvements"   means  the   buildings,   Personal   Property   and
            improvements  situated  upon  the  Land,  currently  constituting  a
            multifamily   apartment   project  known  as   Plantation   Crossing
            Apartments.

      (d) "Initial Deposit" means the amount of Zero Dollars ($0) made as of the date of this Agreement.

(e) Inspection Fee means a fee for performing any inspection required by this Agreement in an amount not to exceed Five Hundred and No/100ths Dollars ($500.00) per inspection.

      (f) Investment Fee means a one time fee for establishing the Replacement Reserve Fund in the amount of Five Hundred and No/100ths Dollars ($500.00).

      (g) "Loan" means the loan from Lender to Borrower in the original principal amount of Four Million Four Hundred Eighty Thousand and N0/100ths Dollars ($4,480,000.00), as evidenced by the Note and secured by the Security Instrument.

      (h) "Minimum Disbursement Request Amount" means Seven Thousand Five Hundred and No/100ths Dollars ($7,500.00).

      (i) "Monthly Deposit" means the amount of Ten Thousand Three Hundred Five and No/100thsDollars ($10,305.00) per month to be deposited into the Replacement Reserve Fund in accordance with this Agreement.

      (j)   "Property" means the Land and Improvements.

      (k) "Replacement Reserve Deposit" means the Initial Deposit, the Monthly Deposit and/or the Revised Monthly Deposit, as appropriate.

      (l) "Replacement Reserve Fund" means the account established pursuant to this Agreement to defray the costs of Capital Replacements.

      (m) "Review Period" means the period ending 120 months after the first monthly payment date.

      (n) "Revised Monthly Deposit" means the amount per month that Lender determines Borrower must deposit in the Replacement Reserve Fund during any Subsequent Review Period.

      (o) "Security Instrument" means the mortgage, deed of trust, deed to secure debt, or other similar security instrument encumbering the Property and securing Borrower's performance of its Loan obligations.

      (p) "Subsequent Review Period" means the period of 12 months commencing either (i) at the termination of the Review Period or (ii) at the termination of a prior Subsequent Review Period. There may be more than one Subsequent Review Period.

2. Replacement Reserve Fund.

      (a) Establishment; Funding.
(i) Upon the closing of the Loan, the parties shall establish the Replacement Reserve Fund and, if required by Lender, Borrower shall pay the Initial Deposit to Lender for deposit into the Replacement Reserve Fund.

(ii) Commencing on the date the first installment of principal and/or interest is due under the Note and continuing on the same day of each successive month until the end of the Review Period, Borrower shall pay the Monthly Deposit to Lender for deposit into the Replacement Reserve Fund, together with its regular monthly payments of principal and interest as required by the Note and Security Instrument.

(iii) Prior to the end of the Review Period, Lender will assess the physical condition of the Property. Lender may adjust the Monthly Deposit at the termination of the Review Period to reflect Lender's determination of the condition of the Property. Upon written notice from Lender or Loan Servicer, Borrower shall begin paying the Revised Monthly Deposit on the first monthly payment date of the Subsequent Review Period and shall continue paying the Revised Monthly Deposit until Lender further adjusts the Replacement Reserve Deposit during a Subsequent Review Period, if applicable. If Lender does not provide Borrower with written notice of a Revised Monthly Deposit, Borrower shall continue to pay the Monthly Deposit or the Revised Monthly Deposit then in effect.

      (b) Investment of Deposits. Borrower and Lender agree that Lender shall hold all moneys deposited into the Replacement Reserve Fund in an interest bearing account, and any interest earned on such moneys shall be added to the principal balance of the Replacement Reserve Fund and disbursed in accordance with the provisions of this Agreement. Borrower acknowledges and agrees that it shall not have the right to direct Lender as to any specific investment of moneys in the Replacement Reserve Fund. Lender shall not be responsible for any losses resulting from investment of moneys in the Replacement Reserve Fund or for obtaining any specific level or percentage of earnings on such investment. Lender shall be entitled to deduct the Investment Fee from the Replacement Reserve Fund for establishing the Replacement Reserve.

      (c) Use. Subject to the pledge and security interest and other rights of Lender set forth in this Agreement, the Replacement Reserve Fund shall be maintained for the payment of the costs of the Capital Replacements identified on Exhibit B.


      (d) Deferral of Deposits. Notwithstanding subsections 2(a) through (c) above, Lender defers its right to require Borrower to make the Replacement Reserve Deposit. However, at the end of the Review Period or any Subsequent Review Period, Lender reserves the right to require that Borrower begin making the Replacement Reserve Deposit if Lender reasonably determines that the physical condition of the Property warrants that Borrower begin making such deposit. Lender's determination to require such deposit shall not depend on the existence of any of the events set forth in subsection (e) below.

      (e) Reinstatement of Deposits. Notwithstanding subsection 2(d) above, Lender reserves the right to require at any time, upon written notice to Borrower, that Borrower begin making the Replacement Reserve Deposit if Lender reasonably determines that any of the following events have occurred:

            (i)   Borrower's default under the Note, Security Instrument, or any other document delivered in connection with the Loan, or
            (ii)  the  occurrence of a Transfer  which is  prohibited  under the terms of the Security Instrument or which requires Lender's consent, or
            (iii) Borrower's  failure to maintain the Property in a satisfactory manner and/or in accordance with the requirements of the Security Instrument.

3. Performance of Capital Replacements; Disbursements.

      (a) Requests for Disbursement. Lender shall disburse funds from the Replacement Reserve Fund, in its sole discretion, as follows: (i) Borrower's Request. If Borrower determines, at any time or from time to time, that a Capital Replacement is necessary or desirable, Borrower shall perform such Capital Replacement and request from Lender, in writing, reimbursement for such Capital Replacement. Borrower's request for reimbursement shall include (A) a detailed description of the Capital Replacement performed, together with evidence, satisfactory to Lender, that the cost of such Capital Replacement has been paid and (B) lien waivers from each contractor and material supplier supplying labor or materials for such Capital Replacement, if required by Lender.

            (ii) Lender's Request. If Lender shall reasonably determine at any time or from time to time, that a Capital Replacement is necessary for the proper maintenance of the Property, it shall so notify Borrower, in writing, requesting that Borrower obtain and submit to Lender bids for all labor and materials required in connection with such Capital Replacement. Borrower shall submit such bids and a time schedule for completing each Capital Replacement to Lender within thirty (30) days after Borrower's receipt of Lender's written notice. Borrower shall perform such Capital Replacement and request from Lender, in writing, reimbursement for such Capital Replacement. Borrower's request for reimbursement shall include (A) a detailed description of the Capital Replacement performed, together with evidence, satisfactory to Lender, that the cost of such Capital Replacement has been paid and (B) lien waivers from each contractor and material supplier supplying labor or materials for such Capital Replacement, if required by Lender.

      (b) Conditions Precedent. Disbursement from the Replacement Reserve Fund shall be made no more frequently than once every Disbursement Period and, except for the final disbursement, no disbursement shall be made in an amount less than the Minimum Disbursement Request Amount. Disbursements shall be made only if the following conditions precedent have been satisfied, as reasonably determined by Lender:

            (i) Payment for Capital Replacement. The Capital Replacement has been performed and/or installed on the Property in a good and workmanlike manner with suitable materials (or in the case of a partial disbursement, performed and/or installed on the Property to an acceptable stage) and paid for by Borrower as evidenced by copies of all applicable paid invoices or bills submitted to Lender by Borrower at the time Borrower requests disbursement from the Replacement Reserve Fund.

            (ii) No Default. There is no condition, event or act that would constitute a default (with or without notice and/or lapse of time) under this Agreement or any other Loan Document.

            (iii) Representations   and  Warranties.   All  representations  and
                  warranties of Borrower set forth in this Agreement and in the Loan Documents are true in all material respects.

            (iv) Continuing Compliance. Borrower is in full compliance with the provisions of this Agreement, the other Loan Documents and any request or demand by Lender permitted hereby.

            (v) No Lien Claim. No lien or claim based on furnishing labor or materials has been filed or asserted against the Property, unless Borrower has properly provided bond or other security against loss in accordance with applicable law.

            (vi)  Approvals.   All   licenses,   permits,   and   approvals   of
                  governmental authorities required for the Capital Replacement as completed to the applicable stage have been obtained.

            (vii) Legal Compliance.  The Capital Replacement as completed to the applicable stage does not violate any laws, ordinance, rules or regulations, or building lines or restrictions applicable to the Property.

4. Right to Complete Capital Replacements. If Borrower abandons or fails to proceed diligently to undertake and/or complete any Capital Replacement in a timely fashion or is otherwise in default under this Agreement for 30 days after written notice of such failure by Lender to Borrower, Lender shall have the right (but not the obligation) to enter upon the Property and take over and cause the completion of such Capital Replacement. However, no such notice or grace period shall apply in the case of such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Agreement, result in harm to Lender or impairment of the security given under the Security Instrument or any other Loan Document. Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Lender is hereby irrevocably appointed the attorney in fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions and proceedings in connection with the Capital Replacement and the payment, settlement or compromise of all bills and claims for materials and work performed in connection with the Capital Replacement) and do any and all things necessary or proper to complete any Capital Replacement including signing Borrower's name to any contracts and documents as may be deemed necessary by Lender. In no event shall Lender be required to expend its own funds to complete any Capital Replacement, but Lender may, in its sole discretion, advance such funds. Any funds advanced shall be added to the outstanding balance of the Loan, secured by the Security Instrument and payable to Lender by Borrower in accordance with the provisions of the Security Instrument pertaining to the protection of Lender's security and advances made by Lender. Borrower waives any and all claims it may have against Lender for materials used, work performed or resultant damage to the Property.

5. Inspection. Lender or any representative of Lender may periodically inspect any Capital Replacement in process and upon completion during normal business hours or at any other reasonable time upon reasonable prior written notice to Borrower (except in an emergency, as determined by Lender in its discretion or after an Event of Default, in which event no such prior notice shall be require). Lender shall be entitled to deduct the Inspection Fee from the Replacement Reserve Fund for performing any such inspection. If Lender, in its sole discretion, retains a professional inspection engineer or other qualified third party to inspect any Capital Replacement, Lender also shall be entitled to deduct from the Replacement Reserve Fund an amount sufficient to pay all reasonable fees and expenses charged by such third party inspector.

6. Insufficient Account. If Borrower requests disbursement from the Replacement Reserve Fund for a Capital Replacement in accordance with this Agreement in an amount which exceeds the amount on deposit in the Replacement Reserve Fund, Lender shall disburse to Borrower only the amount on deposit in the Replacement Reserve Fund. Borrower shall pay all additional amounts required in connection with any such Capital Replacement from Borrower's own funds.

7. Security Agreement. To secure Borrower's obligations under this Agreement and to further secure Borrower's obligations under the Note, Security Instrument and other Loan Documents, Borrower hereby conveys, pledges, transfers and grants to Lender a security interest pursuant to the Uniform Commercial Code of the Property Jurisdiction or any other applicable law in and to all money in the Replacement Reserve Fund, as same may increase or decrease from time to time, all interest and dividends thereon and all proceeds thereof.

8. Post Default. If Borrower defaults in the performance of its obligations under this Agreement or under the Note, Security Instrument or any other Loan Document, after the expiration of any applicable notice or cure period, Lender shall have all remedies available to them under Article 9 of the Uniform Commercial Code of the Property Jurisdiction and under any other applicable law. In addition, Lender may retain all money in the Replacement Reserve Fund, including interest, and in Lender's discretion, may apply such amounts, without restriction and without any specific order of priority, to the payment of any and all indebtedness or obligations of Borrower set forth in the Note, Security Instrument or any other Loan Document, including, but not limited to, principal, interest, taxes, insurance, reasonable attorneys' fees and costs (including those of Lender's in-house counsel) and disbursements actually incurred and/or repairs to the Property.

9. Termination. If not sooner terminated by written concurrence of the parties, this Agreement shall terminate upon the payment in full of the Loan and all indebtedness incurred in connection therewith and upon such termination, Lender shall pay to Borrower all funds remaining in the Replacement Reserve Fund.

10. No Amendment. Nothing contained in this Agreement shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Note, Security Instrument or any other Loan Document; and, if there is a conflict between the terms and provisions of this Agreement and those of the Note, Security Instrument, or any other Loan Document then the terms and provisions of the Note, Security Instrument or such other Loan Document shall control.

11.   Release; Indemnity.

      (a) Release. Borrower covenants and agrees that, in performing any of its duties under this Agreement, none of Lender, any Loan Servicer, or any of their respective agents or employees shall be liable for any losses, claims, damages, liabilities and expenses that may be incurred by any of them as a result of such performance, except that no such party will be released from liability for any losses, claim, damages, liabilities or expenses arising out of the willful misconduct or gross negligence of such party.

      (b) Indemnity. Borrower hereby agrees to indemnify and hold harmless Lender, Loan Servicer and their respective agents and employees against any and all losses, claims, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees and costs (including those of Lender's in-house counsel) and disbursements, which may be imposed or incurred by any of them in connection with this Agreement except that no such party will be indemnified from liability for any losses, claims, damages, liabilities or expenses arising out of the willful misconduct or gross negligence of such party.

12. Choice of Law. This Agreement shall be construed and enforced in accordance with the laws of the Property Jurisdiction.

13.   Successors and Assigns.   Lender may assign its rights and interests
      under this Agreement in whole or in part and upon any such assignment, all the terms and provisions of this Agreement shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall also include any lawful owner, holder or pledgee of the Note. Reference herein to "person" or "persons" shall be deemed to include individuals and entities. Borrower may not assign or delegate its rights, interests, or obligations under this Agreement without first obtaining Lender's prior written consent.

14. Attorneys' Fees. In the event that Lender engages the services of an attorney at law to enforce the provisions of this Agreement against Borrower, then Borrower shall pay all costs of such enforcement, including any reasonable attorneys' fees and costs (including those of Lender's in-house counsel) and disbursements actually incurred.

15.   Compliance with Laws; Insurance Requirements.

      (a) Compliance with Laws. Borrower shall ensure that all Capital Replacements comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

      (b) Insurance Requirements. In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workers' compensation, builder's risk (if required by Lender), and public liability insurance and other insurance required under applicable law in connection with any of the Capital Replacements. All such policies that can be endorsed with standard mortgage clauses making losses payable to Lender or its assigns shall be so endorsed. The originals of such policies shall be deposited with Loan Servicer.

16. Remedies Cumulative. In the event of Borrower's default under this Agreement, Lender may exercise all or any one or more of its rights and remedies available under this Agreement, at law or in equity. Such rights and remedies shall be cumulative and concurrent, and may be enforced separately, successively or together, and Lender's exercise of any particular right or remedy shall not in any way prevent Lender from exercising any other right or remedy available to Lender. Lender may exercise any such remedies from time to time as often as Lender chooses.

17. Determinations by Lender. Unless otherwise provided in this Agreement, in any instance where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its sole and exclusive option and in its sole and absolute discretion.

18. Completion of Capital Replacements. Lender's disbursement of moneys from the Replacement Reserve Fund or other acknowledgment of completion of any Capital Replacement in a manner satisfactory to Lender shall not be deemed a certification by Lender that the Capital Replacement has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental authority or agency. Borrower shall at all times have the sole responsibility for ensuring that all Capital Replacements are completed in accordance with all such governmental requirements.

19. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

20. Entire Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement and the other Loan Documents. Neither this Agreement nor any of its provisions may be waived, modified, amended, discharged or terminated except in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in writing; provided, however, that in the event of a Transfer requiring Lender's consent under the terms of the Security Instrument, one or more or all of the Modifications to Agreement set forth in Exhibit C (if any) may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.

21. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original document and all of which together shall constitute one agreement.



                   [REST OF PAGE INTENTIONALLY LEFT BLANK]

      ATTACHED EXHIBITS.  The following Exhibits are attached to this
Agreement:

      |X |    Exhibit A       Legal Description of the Land (required)

      |X |    Exhibit B       Capital Replacements (required)

      |X |    Exhibit C       Modifications to Agreement

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                              BORROWER:

                              CENTURY PROPERTIES FUND XIX
                              a California limited partnership

                               By: Fox Partners II
                                    a California general partnership
                                    General Partner

                                    By:   Fox Capital Management Corporation
                                          a California corporation
                                          Managing Partner


                                          By:   /s/Patti K. Fielding
                                                Patti K. Fielding
                                                Executive Vice President

                              Taxpayer Identification No.:  94-2887133

                              LENDER:

                              KEYCORP REAL ESTATE CAPITAL
                                  MARKETS, INC.
                               an Ohio corporation


                              By:   /s/Janette M. O'Brien
                                    Janette M. O'Brien
                                    Vice President

                                                                   Exhibit 10.15
                             REPAIR ESCROW AGREEMENT
                           (REVISION DATE 01-31-2003)
                           (FHLMC Loan No. 002703521)

      This REPAIR ESCROW AGREEMENT ("Agreement") is made and entered into, to be effective as of June 25, 2003, by and between CENTURY PROPERTIES FUND XIX, a California limited partnership ("Borrower"), and KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation ("Lender") and its successors and assigns.

                             W I T N E S S E T H:

      WHEREAS, Lender has agreed to make and Borrower has agreed to accept the Loan, which is to be evidenced by the Note and secured by the Security
Instrument encumbering the Land described on Exhibit "A" attached to this Agreement;

      WHEREAS, as a condition of making the Loan, Lender is requiring Borrower to make the Repairs to the Improvements, which Repairs are generally described in the Schedule of Work attached to this Agreement as Exhibit "B"; and

      WHEREAS, in order to assure that the Repairs are made and paid for in a timely manner, Lender is requiring Borrower to establish the Repair Escrow Fund with Lender pursuant to the terms of this Agreement.


      NOW, THEREFORE, for and in consideration of the Loan, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. Definitions. The following terms used in this Agreement shall have the meanings set forth below in this Section. Any term used in this Agreement and not defined shall have the meaning given to that term in the Security Instrument.

      (a) "Completion Date" means the date that is 120 days after the effective date of this Agreement or, October 22, 2003.

      (b) "Disbursement Request" means Borrower's written requests to Lender in the form attached to this Agreement as Exhibit "C" for the disbursement of money from the Repair Escrow Fund pursuant to
            Section 3 below, which requests shall not be made more often than once every thirty (30) days during the term of this Agreement.

      (c) "Improvements" means the buildings and improvements situated upon the Land, currently constituting a multifamily apartment project known as Plantation Crossing Apartments.

      (d) "Loan" means the loan from Lender to Borrower in the original principal amount of Four Million Four Hundred Eighty Thousand and No/100ths Dollars ($4,480,000.00), as evidenced by the Note and secured by the Security Instrument.

      (e) "Minimum Disbursement Request Amount" means Seven Thousand Five Hundred and No/100ths Dollars ($7,500.00).

      (f)   "Property" means the Land and Improvements.

      (g) "Repairs" means the repairs to be made to the Property , as described on the Schedule of Work or as otherwise required by Lender in accordance with this Agreement.

      (h) "Repair Escrow Deposit" means the sum of One Hundred Forty-Four Thousand Eight Hundred Thirteen and No/100ths Dollars ($144,813.00) deposited into escrow with Lender as of the effective date of this Agreement, together with interest, if any, to be held in accordance with the provisions of this Agreement.

      (i) "Repair Escrow Fund" means the account established by this Agreement into which the Repair Escrow Deposit is deposited.

      (j) "Schedule of Work" means the schedule of work for the Repairs attached to this Agreement as Exhibit "B".

      (k) "Security Instrument" means the mortgage, deed of trust, deed to secure debt, or other similar security instrument encumbering the Property and securing Borrower's performance of its Loan obligations.

2. Repair Escrow Fund.

      (a) Establishment. Lender acknowledges that Borrower has established the Repair Escrow Fund by depositing the amount of the Repair Escrow Deposit with Lender. Borrower and Lender agree that all moneys deposited into the Repair Escrow Fund shall be held by Lender in an interest bearing account if Lender estimates that the Repairs will require longer than ninety (90) days to complete. Lender shall not be required to hold the Repair Escrow Deposit in an interest bearing account if the Repairs are required to be completed in ninety (90) days or less. Any interest earned on such moneys shall be added to the principal balance of the Repair Escrow Fund and disbursed in accordance with the provisions of this Agreement. Lender shall be entitled to deduct from the Repair Escrow Fund a one- time fee in the amount of Five Hundred and No/100ths Dollars ($500.00) for establishing the Repair Escrow Fund. Lender shall not be responsible for any losses resulting from investment of moneys in the Repair Escrow Fund or for obtaining any specific level or percentage of earnings on such investment.

      (b) Use. The Repair Escrow Deposit shall, except as otherwise stated in this Agreement, be used for the purpose of paying, or reimbursing Borrower for, the costs of the Repairs.

3. Disbursements. From time to time, as construction and completion of the Repairs progresses, upon Borrower's submission of a Disbursement Request in the form attached to this Agreement as Exhibit C, and provided that Borrower is in full compliance with all the applicable conditions set forth in this Agreement and in the other Loan Documents, Lender shall make disbursements from the Repair Escrow Fund for payment or reimbursement of the actual costs of the Repairs. Borrower must sign the Borrower's Disbursement Request and Borrower must include with its Disbursement Request a report setting out the progress of the Repairs and any other reports or information relating to the construction of the Repairs that may be reasonably requested by Lender. Borrower must include with each Disbursement Request copies of any applicable invoices and/or bills and appropriate lien waivers for the prior period for which disbursement was made, executed by all contractors and suppliers supplying labor or materials for the Repairs. Unless waived by Lender in writing, Borrower must also include a report prepared by the professional engineer employed by Lender as to the status of the Repairs. Except for the final Disbursement Request, no Disbursement Request shall be for an amount less than the Minimum Disbursement Request Amount.

4. Reporting Requirements; Completion. Prior to receiving the final disbursement from the Repair Escrow Fund, Borrower must deliver to Lender, in addition to the information required by Section 3 above, the following:

      (a) Contractor's Certificate. A certificate signed by each major contractor and supplier of materials, as reasonably determined by Lender, engaged to provide labor or materials for the Repairs to the effect that such contractor or supplier has been paid in full for all work completed and that the portion of the Repairs provided by such contractor or supplier has been fully completed in accordance with the plans and specifications (if any) provided to it by Borrower and that such portion of the Repairs is in compliance with all applicable building codes and other rules and regulations promulgated by applicable regulatory or governmental authorities;

      (b) Borrower's Certificate. A certificate signed by Borrower to the effect that the Repairs have been fully paid for, that all money disbursed hereunder has been used for the Repairs and no claim or claims exist against the Borrower or against the Property out of which a lien based on furnishing labor or material exists or might ripen. Borrower may except from the certificate described in the preceding sentence any claim or claims that Borrower intends to contest, provided that any such claim or claims are described in Borrower's certificate and Borrower certifies to Lender that the money in the Repair Escrow Fund is sufficient to make payment of the full amount which might in any event be payable in order to satisfy such claim or claims. If required by Lender, Borrower also shall certify to Lender that such portion of the Repairs is in compliance with all applicable zoning ordinances;

      (c) Engineer's Certificate. A certificate signed by the professional engineer employed by Lender to the effect that the Repairs have been completed in a good and workmanlike manner in compliance with the Schedule of Work and all applicable building codes, zoning ordinances and other rules and regulations promulgated by applicable regulatory or governmental authorities; and

      (d) Other Certificates. Any other certificates of approval, acceptance or compliance required by Lender from or by the city, county, state or federal governmental authorities having jurisdiction over the Property and the Repairs.

5. Indirect and Excess Disbursements. Lender, in its sole judgment, is authorized to hold, use and disburse from the Repair Escrow Fund to pay any and all costs, charges and expenses whatsoever and howsoever incurred or required in connection with the construction and completion of the Repairs, or in the payment or performance of any obligation of
      Borrower to Lender.   If Lender, for purposes specified in this Section
      5, shall elect to pay any portion of the money in the Repair Escrow
      Fund to parties other than Borrower, then Lender may do so, at any time and from time to time, and the amount of advances to which Borrower shall be entitled under this Agreement shall be correspondingly reduced.

6. Schedule of Work. All disbursements from the Repair Escrow Fund shall be limited to the costs of those items set forth on the Schedule of Work attached to this Agreement as Exhibit "B".

7.    Repairs. Borrower covenants and agrees with Lender as follows:

      (a) Commencement of Work. Except as set forth on Exhibit D, prior to the recordation of the Security Instrument, no work of any kind has been or will be commenced or performed upon the Property and no materials or equipment have been or will be delivered to or upon the Property. In the event that any work of any kind has been commenced or performed upon the Property, or in the event that any materials or equipment have been ordered or delivered to or upon the Property, then (i) prior to the execution of the Security Instrument the Borrower shall fully disclose in writing to the title insurance company issuing the mortgagee title insurance policy insuring the lien of the Security Instrument that work has been commenced or performed on the Property, or materials or equipment have been ordered or delivered to or upon the Property, (ii) prior to the execution of the Security Instrument Borrower shall have obtained and delivered to Lender and the title company issuing the mortgagee title insurance policy insuring the lien of the Security Instrument lien waivers from all contractors, subcontractors, suppliers, or any other applicable party, pertaining to all work commenced or performed on the Property, or materials or equipment ordered or delivered to or upon the Property, and (iii) the final mortgagee's title insurance policy insuring the lien of the Security Instrument shall take no exception from coverage for any mechanics or materialmen's liens.

      (b) Construction. Borrower will commence the Repairs as soon as practicable after the date of this Agreement and will diligently proceed with and complete the Repairs on or before the Completion Date in a workmanlike manner and in accordance with the Schedule of Work, good building practices and all applicable laws, ordinances, rules and regulations.

      (c) Changes in Schedule of Work. Without the prior written consent of Lender, Borrower will make no departures from or alterations to the Schedule of Work.

      (d) Inspections. Borrower will permit Lender or any person designated by Lender (including without limitation a professional inspection engineer) and any interested governmental authority, at any time and from time to time, to inspect the Repairs and Improvements and to examine and copy all of Borrower's books and records and all contracts and bills pertaining to the Repairs and Improvements. Lender shall be entitled to deduct from the Repair Escrow Fund reasonable fees for performing any such inspections and/or an amount sufficient to reimburse Lender for all fees and expenses charged by any professional inspection engineer employed by Lender in connection with any such inspection. Borrower agrees to cause the replacement of any material or work that is defective, unworkmanlike, does not comply with any applicable law, ordinance, rule or regulation, or does not comply with the requirements of this Agreement, as determined by Lender. Prior to and as a condition of the final disbursement of funds from the Repair Escrow Fund, Lender shall inspect or cause to be inspected the Repairs and the Improvements to determine that all Repairs, including but not limited to interior and exterior repairs, have been completed in a manner acceptable to Lender.

      (e) Purchases. Without the prior written consent of Lender, no materials, machinery, equipment, fixtures or any other part of the Repairs shall be purchased or installed under conditional sale contracts or lease agreements, or any other arrangement wherein title to such Repairs is retained or subjected to a purchase money security interest, or the right is reserved or accrues to anyone to remove or repossess any such Repairs, or to consider them as personal property.

8. Lien Protection. Borrower shall promptly pay or cause to be paid, when due, all costs, charges and expenses incurred in connection with the construction and completion of the Repairs, and shall keep the Property free and clear of any and all liens other than the lien of the Security Instrument and any other junior lien which may be consented to by Lender.

9. Adverse Claims. Borrower shall promptly advise Lender in writing of any litigation, liens, or claims affecting the Property and of all complaints and charges made by any governmental authority or any governmental department, bureau, commission or agency exercising supervision or control over Borrower or its business, which may delay or adversely affect the Repairs.

10.   Compliance With Laws; Insurance Requirements.

      (a) Compliance With Laws. All Repairs shall comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property, and with all applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

      (b) Insurance Requirements. In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workers' compensation, builder's risk (if required by Lender), and public liability insurance and other insurance required under applicable law in connection with any of the Repairs. All such policies shall be in form and amount satisfactory to Lender. All such policies that can be endorsed with standard mortgage clauses making losses payable to Lender or its assigns shall be so endorsed. The originals of such policies shall be deposited with Lender.

11. Use of Repair Escrow Fund. Borrower will accept disbursements from the Repair Escrow Fund in accordance with the provisions of this Agreement and will use, or cause to be used, each such disbursement solely to pay for materials, labor and services, or to pay costs and expenses for which such disbursement is requested.

12. Conditions Precedent. Lender shall not be obligated to make any disbursement from the Repair Escrow Fund to or for the benefit of Borrower unless at the time of each Disbursement Request all of the following conditions prevail:

      (a) No Default. There shall exist no condition, event or act that would constitute a default (with or without notice and/or lapse of time) under this Agreement or any other Loan Document.

      (b) Representations and Warranties. All representations and warranties of Borrower set forth in this Agreement and in the Loan Documents are true.

      (c) Continuing Compliance. Borrower shall be in full compliance with the provisions of this Agreement, the other Loan Documents and any request or demand by Lender permitted hereby.

      (d) No Lien Claim. No lien or claim based on furnishing labor or materials has been filed or asserted against the Property, unless Borrower has properly provided bond or other security against loss in accordance with applicable law.

      (e) Approvals. All licenses, permits, and approvals of governmental authorities required for the Repairs as completed to the applicable stage have been obtained.

      (f) Legal Compliance. The Repairs as completed to the applicable stage do not violate any laws, ordinances, rules or regulations, or building lines or restrictions applicable to the Property.

13. Right to Complete Repairs. If Borrower abandons or fails to proceed diligently with the Repairs or otherwise is in default under this Agreement, Lender shall have the right (but not the obligation) to enter upon the Property and take over and cause the completion of the Repairs. Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Lender is hereby irrevocably appointed the attorney in fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions and proceedings in connection with the Repairs and the payment, settlement, or compromise of all claims for materials and work performed in connection with the Repairs) and do any and all things necessary or proper to complete the Repairs including signing Borrower's name to any contracts and documents as may be deemed necessary by Lender. In no event shall Lender be required to expend its own funds to complete the Repairs, but Lender may, in Lender's sole discretion, advance such funds. Any funds advanced shall be added to the outstanding balance of the Note, secured by the Security Instrument and payable to Lender by Borrower in accordance with the provisions of the Security Instrument pertaining to the protection of Lender's security and advances made by Lender. Borrower waives any and all claims it may have against Lender for materials used, work performed or resultant damage to the Property.

14. Insufficient Account. If Lender determines in its reasonable discretion that the money in the Repair Escrow Fund is insufficient to pay for the Repairs, Lender shall so notify Borrower, in writing, and as soon as possible (but in no event later than twenty (20) days after such notice) Borrower shall pay to Lender an amount, in cash, equal to such deficiency, which amount shall be placed in the Repair Escrow Fund by Lender.

15. Security Agreement. To secure Borrower's obligations under this Agreement and to further secure Borrower's obligations under the Note, Security Instrument and other Loan Documents, Borrower hereby conveys, pledges, transfers and grants to Lender a security interest pursuant to the Uniform Commercial Code of the Jurisdiction and other applicable laws in and to all money in the Repair Escrow Fund as such may increase or decrease from time to time, and all interest and dividends thereon and all proceeds thereof.

16. Post Default. If Borrower defaults in the performance of its obligations under this Agreement or under the Note, Security Instrument or any other Loan Document, Lender shall have all remedies available to them under Article 9 of the Uniform Commercial Code of the Jurisdiction and under any other applicable laws and, in addition, may retain all moneys in the Repair Escrow Fund, including interest, and in Lender's discretion, may apply such amounts, without restriction and without any specific order of priority, to the payment of any and all indebtedness or obligations of Borrower set forth in the Note, Security Instrument or other Loan Documents, including, but not limited to, principal, interest, taxes, insurance, reasonable attorneys' fees actually incurred and/or repairs to the Property.

      17. Termination. This Agreement shall terminate upon the completion of the Repairs in accordance with this Agreement and Lender's satisfaction, and the full disbursement by Lender of the Repair Escrow Fund. In the event there are funds remaining in the Repair Escrow Fund after the Repairs have been completed in accordance with this Agreement, and provided no default by Borrower exists under this Agreement or under any other Loan Documents, such funds remaining in the Repair Escrow Fund shall be refunded by Lender to the Borrower.

18. No Amendment. Nothing contained in this Agreement shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Note, Security Instrument or any other Loan Document and, if there shall exist a conflict between the terms and provisions of this Agreement and those of the Note, Security Instrument or other Loan Documents, then the terms and provisions of the Note, Security Instrument and other Loan Documents shall control.

19.   Release; Indemnity.

      (a) Release. Borrower covenants and agrees that, in performing any of its duties under this Agreement, none of Lender, and Loan Servicer or any of their respective agents or employees, shall be liable for any losses, costs or damages which may be incurred by any of them as a result thereof, except that no party will be released from liability for any losses, costs or damages arising out of the willful misconduct or gross negligence of such party.

      (b) Indemnity. Borrower hereby agrees to indemnify and hold harmless Lender, Loan Servicer, and their respective agents and employees, against any and all losses, claims, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees and costs, which may be imposed or incurred by any of them in connection with this Agreement, except that no such party will be indemnified from any losses, claims, damages, liabilities and expenses arising out of the willful misconduct or gross negligence of such party.

20. Choice of Law. This Agreement shall be construed and enforced in accordance with the laws of the Property Jurisdiction.

21. Successors and Assigns. Lender may assign its rights and interests under this Agreement in whole or in part and upon any such assignment, all the terms and provisions of this Agreement shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall also include any lawful owner, holder or pledgee of the Note. Reference herein to "person" or "persons" shall be deemed to include individuals and entities. Borrower may not assign its rights, interests, or obligations under this Agreement without first obtaining Lender's prior written consent.

22. Attorneys' Fees. In the event that Lender shall engage the services of an attorney at law to enforce the provisions of this Agreement against Borrower, then Borrower shall pay all costs of such enforcement, including any reasonable attorneys' fees and costs (including those of Lender's in-house counsel) actually incurred.

23. Remedies Cumulative. In the event of Borrower's default under this Agreement, Lender may exercise all or any one or more of its rights and remedies available under this Agreement, at law or in equity. Such rights and remedies shall be cumulative and concurrent, and may be enforced separately, successively or together, and Lender's exercise of any particular right or remedy shall not in any way prevent Lender from exercising any other right or remedy available to Lender. Lender may exercise any such remedies from time to time as often as may be deemed necessary by Lender.

24. Determinations by Lender. In any instance where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its sole and exclusive option and in its sole and absolute discretion.

25. Completion of Repairs. Lender's disbursement of moneys in the Repair Escrow Fund or other acknowledgment of completion of any Repair in a manner satisfactory to Lender shall not be deemed a certification by Lender that the Repair has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental authority or agency. Borrower shall at all times have the sole responsibility for insuring that all Repairs are completed in accordance with all such governmental requirements.

26. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

27. Entire Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement and the other Loan Documents. Neither this Agreement nor any of its provisions may be waived, modified, amended, discharged, or terminated except in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that writing; provided, however, that in the event of a Transfer requiring Lender's consent under the terms of the Security Instrument, any one or more, or all, of the Modifications to Agreement set forth in Exhibit "E" (if any) may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.

28. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original document and all of which together shall constitute one agreement.

      ATTACHED EXHIBITS.  The following Exhibits are attached to this
      Agreement:

      |X |    Exhibit A       Legal Description of Land (required)

      |X |    Exhibit B       Schedule of Work (required)

      |X |    Exhibit C       Disbursement Request (required)

      |X |    Exhibit D       Work Performed or Commenced and Material or
              Equipment Ordered (required, if none, state "NONE")

      |    |        Exhibit E       Modifications to Agreement

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                              BORROWER:

                              CENTURY PROPERTIES FUND XIX
                              a California limited partnership

                               By: Fox Partners II
                                    a California general partnership
                                    General Partner

                                    By:   Fox Capital Management Corporation
                                          a California corporation
                                          Managing Partner


                                          By:   /s/Patti K. Fielding
                                                Patti K. Fielding
                                                Executive Vice President


                              Taxpayer Identification No.:  94-2887133

                              LENDER:

                              KEYCORP REAL ESTATE CAPITAL
                                  MARKETS, INC.
                               an Ohio corporation


                              By:   /s/Janette M. O'Brien
                                    Janette M. O'Brien
                                    Vice President

                                                                 Exhibit 10.16
                                                Freddie Mac Loan No.180552724

                                MULTIFAMILY NOTE
                     (MULTISTATE - REVISION DATE 11-01-2000)

US $8,470,000.00                                             as of June 25, 2003


      FOR VALUE RECEIVED, the undersigned ("Borrower") jointly and severally (if more than one) promises to pay to the order of KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation, the principal sum of Eight Million Four Hundred Seventy Thousand and No/100ths Dollars (US $8,470,000.00), with interest on the unpaid principal balance at the annual rate of four and forty-one one-hundredths percent (4.41%).

      1. Defined Terms. As used in this Note, (i) the term "Lender" means the holder of this Note, and (ii) the term "Indebtedness" means the principal of, interest on, and any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument. "Event of Default" and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.

      2. Address for Payment. All payments due under this Note shall be payable at Key Commercial Mortgage, PO Box 145404, Cincinnati, OH 45250, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

      3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

      (a) Unless disbursement of principal is made by Lender to Borrower on the first day of the month, interest for the period beginning on the date of disbursement and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note. Interest under this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      (b) Consecutive monthly installments of principal and interest, each in the amount of Fifty-Three Thousand One Hundred Seventy-Four and 79/100ths
Dollars (US $53,174.49), shall be payable on the first day of each month beginning on August 1, 2003, until the entire unpaid principal balance evidenced by this Note is fully paid.

      (c) Any accrued interest remaining past due for 30 days or more may, at Lender's discretion, be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any remaining principal and interest shall be due and payable on July 1, 2013 or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the "Maturity Date"). The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

      (d) Any regularly scheduled monthly installment of principal and interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

      4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

      5. Security. The Indebtedness is secured, among other things, by a multifamily mortgage, deed to secure debt or deed of trust dated as of the date of this Note (the "Security Instrument"), and reference is made to the Security Instrument for other rights of Lender as to collateral for the Indebtedness.

      6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower (except if notice is required by applicable law, then after such notice). Lender may exercise this option to accelerate regardless of any prior forbearance.

      7. Late Charge. If any monthly amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within ten (10) days after the amount is due (unless applicable law requires a longer period of time before a late charge may be imposed, in which event such longer period shall be substituted), Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such amount (unless applicable law requires a lesser amount be charged, in which event such lesser amount shall be substituted). Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "Loan"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

      8. Default Rate. So long as (a) any monthly installment under this Note remains past due for thirty (30) days or more, or (b) any other Event of Default has occurred and is continuing, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at a rate (the "Default Rate") equal to the lesser of four (4) percentage points above the rate stated in the first paragraph of this Note and the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment under this Note is delinquent for more than thirty
(30) days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for more than thirty (30) days or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

      9. Limits on Personal Liability.

      (a) Except as otherwise provided in this Paragraph 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Borrower.

      (b) Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to zero percent (0%) of the original principal balance of this Note, plus any other amounts for which Borrower has personal liability under this Paragraph 9.

      (c) In addition to Borrower's personal liability under Paragraph 9(b), Borrower shall be personally liable to Lender for the repayment of a further portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (1) failure of Borrower to pay to Lender upon demand after an Event of Default all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence; (2) failure of Borrower to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; or
(3) failure of Borrower to comply with Section 14(d) or (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports.

      (d) For purposes of determining Borrower's personal liability under Paragraph 9(b) and Paragraph 9(c), all payments made by Borrower or any guarantor of this Note with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument shall be applied first to the portion of the Indebtedness for which Borrower has no personal liability.

      (e) Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of
Default: (1) Borrower's acquisition of any property or operation of any business not permitted by Section 33 of the Security Instrument; (2) a Transfer (including, but not limited to, a lien or encumbrance) that is an Event of Default under Section 21 of the Security Instrument, other than a Transfer consisting solely of the involuntary removal or involuntary withdrawal of a general partner in a limited partnership or a manager in a limited liability company; or (3) fraud or written material misrepresentation by Borrower or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender.

      (f) In addition to any personal liability for the Indebtedness, Borrower shall be personally liable to Lender for (1) the performance of all of Borrower's obligations under Section 18 of the Security Instrument (relating to environmental matters); (2) the costs of any audit under Section 14(d) of the Security Instrument; and (3) any costs and expenses incurred by Lender in connection with the collection of any amount for which Borrower is personally liable under this Paragraph 9, including fees and out of pocket expenses of attorneys and expert witnesses and the costs of conducting any independent audit of Borrower's books and records to determine the amount for which Borrower has personal liability.

      (g) To the extent that Borrower has personal liability under this Paragraph 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 9, the term "Mortgaged Property" shall not include any funds that (1) have been applied by Borrower as required or permitted by the Security Instrument prior to the occurrence of an Event of Default or (2) Borrower was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding. To the fullest extent permitted by applicable law, in any action to enforce Borrower's personal liability under this Paragraph 9, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

      10. Voluntary and Involuntary Prepayments.

      (a) A prepayment premium shall be payable in connection with any prepayment (any receipt by Lender of principal, other than principal required to be paid in monthly installments pursuant to Paragraph 3(b), prior to the scheduled Maturity Date set forth in Paragraph 3(c) under this Note as provided below:

            (1) Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day designated as the date for such prepayment in a written notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. Such prepayment shall be made by paying
(A) the amount of principal being prepaid, (B) all accrued interest, (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Paragraph 10(c). For all purposes including the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of such month. For purposes of this Note, a "Business Day" means any day other than a Saturday, Sunday or any other day on which Lender is not open for business. Unless expressly provided for in the Loan Documents, Borrower shall not have the option to voluntarily prepay less than all of the unpaid principal balance. However, if a partial prepayment is provided for in the Loan Documents or is accepted by Lender in Lender's discretion, a prepayment premium calculated pursuant to Paragraph 10(c) shall be due and payable by Borrower.

            (2) Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Lender, and (B) the prepayment premium calculated pursuant to Paragraph 10(c).

            (3) Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium.

      (b) Notwithstanding the provisions of Paragraph 10(a), no prepayment premium shall be payable with respect to (A) any prepayment made during the period from zero (0) days before the scheduled Maturity Date to the scheduled Maturity Date, or (B) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument.

      (c) Any prepayment premium payable under this Note shall be computed as follows:

            (1) If the prepayment is made between the date of this Note and the date that is 120 months after the first day of the first calendar month following the date of this Note (the "Yield Maintenance Period"), the prepayment premium shall be whichever is the greater of subparagraphs (i) and (ii) below:

            (i) 1.0% of the unpaid principal balance of this Note; or

            (ii) the product obtained by multiplying:

                  (A) the amount of principal being prepaid, by (B) the excess (if any) of the Monthly Note Rate over the
Assumed
                        Reinvestment Rate,
                  by
                  (C)   the Present Value Factor.

            For purposes of subparagraph (ii), the following definitions shall apply:

            Monthly Note Rate: one-twelfth (1/12) of the annual interest rate of this Note, expressed as a decimal calculated to five digits.

            Prepayment Date: in the case of a voluntary prepayment, the date on which the prepayment is made; in the case of the application by Lender of collateral or security to a portion of the principal balance, the date of such application; and in any other case, the date on which Lender accelerates the unpaid principal balance of this Note.

            Assumed Reinvestment Rate: one-twelfth (1/12) of the yield rate as of the date 5 Business Days before the Prepayment Date, on the 3.625% U.S. Treasury Security due May 1, 2013, as reported in The Wall Street Journal, expressed as a decimal calculated to five digits. In the event that no yield is published on the applicable date for the Treasury Security used to determine the Assumed Reinvestment Rate, Lender, in its discretion, shall select the non-callable Treasury Security maturing in the same year as the Treasury Security specified above with the lowest yield published in The Wall Street Journal as of the applicable date. If the publication of such yield rates in The Wall Street Journal is discontinued for any reason, Lender shall select a security with a comparable rate and term to the Treasury Security used to determine the Assumed Reinvestment Rate. The selection of an alternate security pursuant to this Paragraph shall be made in Lender's discretion.

            Present Value Factor: the factor that discounts to present value the costs resulting to Lender from the difference in interest rates during the months remaining in the Yield Maintenance Period, using the Assumed Reinvestment Rate as the discount rate, with monthly compounding, expressed numerically as follows:

                                  [OBJECT OMITTED]

            n = number of months remaining in Yield Maintenance Period

            ARR = Assumed Reinvestment Rate

            (2) If the prepayment is made after the expiration of the Yield Maintenance Period but before the period set forth in Paragraph 10(b)(A) above, the prepayment premium shall be 1.0% of the unpaid principal balance of this Note.

      (d) Any permitted or required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing.

      (e) Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment.

      (f) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the prepayment premium provisions.

      11. Costs and Expenses. To the fullest extent allowed by applicable law, Borrower shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys (including Lender's in-house attorneys) and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

      12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

      13. Waivers. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

      14. Loan Charges. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

      15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family, household, or agricultural purposes.

      16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

      17. Governing Law. This Note shall be governed by the law of the jurisdiction in which the Land is located.

      18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

      19. Notices; Written Modifications. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument. Any modification or amendment to this Note shall be ineffective unless in writing signed by the party sought to be charged with such modification or amendment; provided, however, that in the event of a Transfer under the terms of the Security Instrument, any or some or all of the Modifications to Multifamily Note may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.

      20. Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in the jurisdiction in which the Land is located (the "Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

      21. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

      ATTACHED EXHIBIT.  The following Exhibit is attached to this Note:

      |X|     Exhibit A       Modifications to Multifamily Note


      IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

                              CENTURY PROPERTIES FUND XIX
                              a California limited partnership

                               By: Fox Partners II
                                    a California general partnership
                                    General Partner

                                    By:   Fox Capital Management Corporation
                                          a California corporation
                                          Managing Partner


                                          By    /s/Patti K. Fielding    (Seal)
                                                Patti K. Fielding
                                                Executive Vice President


                                   94-2887133
                                    Borrower's Employer ID Number

Pay to the Order of FEDERAL HOME LOAN MORTGAGE CORPORATION, without recourse.


KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
an Ohio corporation


By:   /s/Janette M. O'Brien
      Janette M. O'Brien
      Vice President

                                                                   Exhibit 10.17
                          REPLACEMENT RESERVE AGREEMENT
                           (REVISION DATE 01-31-2003)
                           (FHLMC Loan No. 180552724)

      This REPLACEMENT RESERVE AGREEMENT ("Agreement") is made and entered into, to be effective as of June 25, 2003, by and between CENTURY PROPERTIES FUND XIX, a California limited partnership ("Borrower"), and KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation ("Lender") and its successors and assigns.


                             W I T N E S S E T H:


      WHEREAS, Lender has agreed to make and Borrower has agreed to accept the Loan, which is to be evidenced by the Note and secured by the Security Instrument encumbering the Land and the Improvements. The Land is described on Exhibit "A" attached to this Agreement; and

      WHEREAS,  as a condition of making the Loan, Lender is requiring  Borrower
to  establish  the   Replacement   Reserve  Fund  for  the  funding  of  Capital
Replacements throughout the Loan term.

      NOW, THEREFORE, for and in consideration of the Loan, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. Definitions. The following terms used in this Agreement shall have the meanings set forth below in this Section 1. Any term used in this Agreement and not defined shall have the meaning given to that term in the Security Instrument.

      (a) "Capital Replacement" means the replacement of those items listed on Exhibit "B" of this Agreement and such other replacements of equipment, major components or capital systems related to the Improvements as may be approved in writing or required by Lender.

      (b) "Disbursement Period" means the interval between disbursements from the Replacement Reserve Fund, which interval shall be no shorter than once a quarter.

      (c)   "Improvements"   means  the   buildings,   Personal   Property   and
            improvements situated upon the Land, currently constituting a multifamily apartment project known as Vinings Peak Apartments.

      (d) "Initial Deposit" means the amount of Zero Dollars ($0) made as of the date of this Agreement.

(e) Inspection Fee means a fee for performing any inspection required by this Agreement in an amount not to exceed Five Hundred and No/100ths Dollars ($500.00) per inspection.

      (f) Investment Fee means a one time fee for establishing the Replacement Reserve Fund in the amount of Five Hundred and No/100ths Dollars ($500.00).

      (g) "Loan" means the loan from Lender to Borrower in the original principal amount of Eight Million Four Hundred Seventy Thousand and No/100ths Dollars ($8,470,000), as evidenced by the Note and secured by the Security Instrument.

      (h) "Minimum Disbursement Request Amount" means Seven Thousand Five Hundred and No/100ths Dollars ($7,500.00).

      (i) "Monthly Deposit" means the amount of Eleven Thousand Six Hundred Sixty-Seven and No/100ths Dollars ($11,667.00) per month to be deposited into the Replacement Reserve Fund in accordance with this Agreement.

      (j)   "Property" means the Land and Improvements.

      (k) "Replacement Reserve Deposit" means the Initial Deposit, the Monthly Deposit and/or the Revised Monthly Deposit, as appropriate.

      (l) "Replacement Reserve Fund" means the account established pursuant to this Agreement to defray the costs of Capital Replacements.

      (m) "Review Period" means the period ending 120 months after the first monthly payment date.

      (n) "Revised Monthly Deposit" means the amount per month that Lender determines Borrower must deposit in the Replacement Reserve Fund during any Subsequent Review Period.

      (o) "Security Instrument" means the mortgage, deed of trust, deed to secure debt, or other similar security instrument encumbering the Property and securing Borrower's performance of its Loan obligations.

      (p) "Subsequent Review Period" means the period of 12 months commencing either (i) at the termination of the Review Period or (ii) at the termination of a prior Subsequent Review Period. There may be more than one Subsequent Review Period.

2. Replacement Reserve Fund.

      (a) Establishment; Funding.
(i) Upon the closing of the Loan, the parties shall establish the Replacement Reserve Fund and, if required by Lender, Borrower shall pay the Initial Deposit to Lender for deposit into the Replacement Reserve Fund.

(ii) Commencing on the date the first installment of principal and/or interest is due under the Note and continuing on the same day of each successive month until the end of the Review Period, Borrower shall pay the Monthly Deposit to Lender for deposit into the Replacement Reserve Fund, together with its regular monthly payments of principal and interest as required by the Note and Security Instrument.

(iii) Prior to the end of the Review Period, Lender will assess the physical condition of the Property. Lender may adjust the Monthly Deposit at the termination of the Review Period to reflect Lender's determination of the condition of the Property. Upon written notice from Lender or Loan Servicer, Borrower shall begin paying the Revised Monthly Deposit on the first monthly payment date of the Subsequent Review Period and shall continue paying the Revised Monthly Deposit until Lender further adjusts the Replacement Reserve Deposit during a Subsequent Review Period, if applicable. If Lender does not provide Borrower with written notice of a Revised Monthly Deposit, Borrower shall continue to pay the Monthly Deposit or the Revised Monthly Deposit then in effect.

      (b) Investment of Deposits. Borrower and Lender agree that Lender shall hold all moneys deposited into the Replacement Reserve Fund in an interest bearing account, and any interest earned on such moneys shall be added to the principal balance of the Replacement Reserve Fund and disbursed in accordance with the provisions of this Agreement. Borrower acknowledges and agrees that it shall not have the right to direct Lender as to any specific investment of moneys in the Replacement Reserve Fund. Lender shall not be responsible for any losses resulting from investment of moneys in the Replacement Reserve Fund or for obtaining any specific level or percentage of earnings on such investment. Lender shall be entitled to deduct the Investment Fee from the Replacement Reserve Fund for establishing the Replacement Reserve.

      (c) Use. Subject to the pledge and security interest and other rights of Lender set forth in this Agreement, the Replacement Reserve Fund shall be maintained for the payment of the costs of the Capital Replacements identified on Exhibit B.


      (d) Deferral of Deposits. Notwithstanding subsections 2(a) through (c) above, Lender defers its right to require Borrower to make the Replacement Reserve Deposit. However, at the end of the Review Period or any Subsequent Review Period, Lender reserves the right to require that Borrower begin making the Replacement Reserve Deposit if Lender reasonably determines that the physical condition of the Property warrants that Borrower begin making such deposit. Lender's determination to require such deposit shall not depend on the existence of any of the events set forth in subsection (e) below.

      (e) Reinstatement of Deposits. Notwithstanding subsection 2(d) above, Lender reserves the right to require at any time, upon written notice to Borrower, that Borrower begin making the Replacement Reserve Deposit if Lender reasonably determines that any of the following events have occurred:

            (i)   Borrower's default under the Note, Security Instrument, or any other document delivered in connection with the Loan, or
            (ii)  the  occurrence of a Transfer  which is  prohibited  under the terms of the Security Instrument or which requires Lender's consent, or
            (iii) Borrower's  failure to maintain the Property in a satisfactory manner and/or in accordance with the requirements of the Security Instrument.

3. Performance of Capital Replacements; Disbursements.

      (a) Requests for Disbursement. Lender shall disburse funds from the Replacement Reserve Fund, in its sole discretion, as follows: (i) Borrower's Request. If Borrower determines, at any time or from time to time, that a Capital Replacement is necessary or desirable, Borrower shall perform such Capital Replacement and request from Lender, in writing, reimbursement for such Capital Replacement. Borrower's request for reimbursement shall include (A) a detailed description of the Capital Replacement performed, together with evidence, satisfactory to Lender, that the cost of such Capital Replacement has been paid and (B) lien waivers from each contractor and material supplier supplying labor or materials for such Capital Replacement, if required by Lender.

            (ii) Lender's Request. If Lender shall reasonably determine at any time or from time to time, that a Capital Replacement is necessary for the proper maintenance of the Property, it shall so notify Borrower, in writing, requesting that Borrower obtain and submit to Lender bids for all labor and materials required in connection with such Capital Replacement. Borrower shall submit such bids and a time schedule for completing each Capital Replacement to Lender within thirty (30) days after Borrower's receipt of Lender's written notice. Borrower shall perform such Capital Replacement and request from Lender, in writing, reimbursement for such Capital Replacement. Borrower's request for reimbursement shall include (A) a detailed description of the Capital Replacement performed, together with evidence, satisfactory to Lender, that the cost of such Capital Replacement has been paid and (B) lien waivers from each contractor and material supplier supplying labor or materials for such Capital Replacement, if required by Lender.

      (b) Conditions Precedent. Disbursement from the Replacement Reserve Fund shall be made no more frequently than once every Disbursement Period and, except for the final disbursement, no disbursement shall be made in an amount less than the Minimum Disbursement Request Amount. Disbursements shall be made only if the following conditions precedent have been satisfied, as reasonably determined by Lender:

            (i) Payment for Capital Replacement. The Capital Replacement has been performed and/or installed on the Property in a good and workmanlike manner with suitable materials (or in the case of a partial disbursement, performed and/or installed on the Property to an acceptable stage) and paid for by Borrower as evidenced by copies of all applicable paid invoices or bills submitted to Lender by Borrower at the time Borrower requests disbursement from the Replacement Reserve Fund.

            (ii) No Default. There is no condition, event or act that would constitute a default (with or without notice and/or lapse of time) under this Agreement or any other Loan Document.

            (iii) Representations   and  Warranties.   All  representations  and
                  warranties of Borrower set forth in this Agreement and in the Loan Documents are true in all material respects.

            (iv) Continuing Compliance. Borrower is in full compliance with the provisions of this Agreement, the other Loan Documents and any request or demand by Lender permitted hereby.

            (v) No Lien Claim. No lien or claim based on furnishing labor or materials has been filed or asserted against the Property, unless Borrower has properly provided bond or other security against loss in accordance with applicable law.

            (vi)  Approvals.   All   licenses,   permits,   and   approvals   of
                  governmental authorities required for the Capital Replacement as completed to the applicable stage have been obtained.

            (vii) Legal Compliance.  The Capital Replacement as completed to the applicable stage does not violate any laws, ordinance, rules or regulations, or building lines or restrictions applicable to the Property.

4. Right to Complete Capital Replacements. If Borrower abandons or fails to proceed diligently to undertake and/or complete any Capital Replacement in a timely fashion or is otherwise in default under this Agreement for 30 days after written notice of such failure by Lender to Borrower, Lender shall have the right (but not the obligation) to enter upon the Property and take over and cause the completion of such Capital Replacement. However, no such notice or grace period shall apply in the case of such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Agreement, result in harm to Lender or impairment of the security given under the Security Instrument or any other Loan Document. Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Lender is hereby irrevocably appointed the attorney in fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions and proceedings in connection with the Capital Replacement and the payment, settlement or compromise of all bills and claims for materials and work performed in connection with the Capital Replacement) and do any and all things necessary or proper to complete any Capital Replacement including signing Borrower's name to any contracts and documents as may be deemed necessary by Lender. In no event shall Lender be required to expend its own funds to complete any Capital Replacement, but Lender may, in its sole discretion, advance such funds. Any funds advanced shall be added to the outstanding balance of the Loan, secured by the Security Instrument and payable to Lender by Borrower in accordance with the provisions of the Security Instrument pertaining to the protection of Lender's security and advances made by Lender. Borrower waives any and all claims it may have against Lender for materials used, work performed or resultant damage to the Property.

5. Inspection. Lender or any representative of Lender may periodically inspect any Capital Replacement in process and upon completion during normal business hours or at any other reasonable time upon reasonable prior written notice to Borrower (except in an emergency, as determined by Lender in its discretion or after an Event of Default, in which event no such prior notice shall be require). Lender shall be entitled to deduct the Inspection Fee from the Replacement Reserve Fund for performing any such inspection. If Lender, in its sole discretion, retains a professional inspection engineer or other qualified third party to inspect any Capital Replacement, Lender also shall be entitled to deduct from the Replacement Reserve Fund an amount sufficient to pay all reasonable fees and expenses charged by such third party inspector.

6. Insufficient Account. If Borrower requests disbursement from the Replacement Reserve Fund for a Capital Replacement in accordance with this Agreement in an amount which exceeds the amount on deposit in the Replacement Reserve Fund, Lender shall disburse to Borrower only the amount on deposit in the Replacement Reserve Fund. Borrower shall pay all additional amounts required in connection with any such Capital Replacement from Borrower's own funds.

7. Security Agreement. To secure Borrower's obligations under this Agreement and to further secure Borrower's obligations under the Note, Security Instrument and other Loan Documents, Borrower hereby conveys, pledges, transfers and grants to Lender a security interest pursuant to the Uniform Commercial Code of the Property Jurisdiction or any other applicable law in and to all money in the Replacement Reserve Fund, as same may increase or decrease from time to time, all interest and dividends thereon and all proceeds thereof.

8. Post Default. If Borrower defaults in the performance of its obligations under this Agreement or under the Note, Security Instrument or any other Loan Document, after the expiration of any applicable notice or cure period, Lender shall have all remedies available to them under Article 9 of the Uniform Commercial Code of the Property Jurisdiction and under any other applicable law. In addition, Lender may retain all money in the Replacement Reserve Fund, including interest, and in Lender's discretion, may apply such amounts, without restriction and without any specific order of priority, to the payment of any and all indebtedness or obligations of Borrower set forth in the Note, Security Instrument or any other Loan Document, including, but not limited to, principal, interest, taxes, insurance, reasonable attorneys' fees and costs (including those of Lender's in-house counsel) and disbursements actually incurred and/or repairs to the Property.

9. Termination. If not sooner terminated by written concurrence of the parties, this Agreement shall terminate upon the payment in full of the Loan and all indebtedness incurred in connection therewith and upon such termination, Lender shall pay to Borrower all funds remaining in the Replacement Reserve Fund.

10. No Amendment. Nothing contained in this Agreement shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Note, Security Instrument or any other Loan Document; and, if there is a conflict between the terms and provisions of this Agreement and those of the Note, Security Instrument, or any other Loan Document then the terms and provisions of the Note, Security Instrument or such other Loan Document shall control.

11.   Release; Indemnity.

      (a) Release. Borrower covenants and agrees that, in performing any of its duties under this Agreement, none of Lender, any Loan Servicer, or any of their respective agents or employees shall be liable for any losses, claims, damages, liabilities and expenses that may be incurred by any of them as a result of such performance, except that no such party will be released from liability for any losses, claim, damages, liabilities or expenses arising out of the willful misconduct or gross negligence of such party.

      (b) Indemnity. Borrower hereby agrees to indemnify and hold harmless Lender, Loan Servicer and their respective agents and employees against any and all losses, claims, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees and costs (including those of Lender's in-house counsel) and disbursements, which may be imposed or incurred by any of them in connection with this Agreement except that no such party will be indemnified from liability for any losses, claims, damages, liabilities or expenses arising out of the willful misconduct or gross negligence of such party.

12. Choice of Law. This Agreement shall be construed and enforced in accordance with the laws of the Property Jurisdiction.

13.   Successors and Assigns.   Lender may assign its rights and interests
      under this Agreement in whole or in part and upon any such assignment, all the terms and provisions of this Agreement shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall also include any lawful owner, holder or pledgee of the Note. Reference herein to "person" or "persons" shall be deemed to include individuals and entities. Borrower may not assign or delegate its rights, interests, or obligations under this Agreement without first obtaining Lender's prior written consent.

14. Attorneys' Fees. In the event that Lender engages the services of an attorney at law to enforce the provisions of this Agreement against Borrower, then Borrower shall pay all costs of such enforcement, including any reasonable attorneys' fees and costs (including those of Lender's in-house counsel) and disbursements actually incurred.

15.   Compliance with Laws; Insurance Requirements.

      (a) Compliance with Laws. Borrower shall ensure that all Capital Replacements comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

      (b) Insurance Requirements. In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workers' compensation, builder's risk (if required by Lender), and public liability insurance and other insurance required under applicable law in connection with any of the Capital Replacements. All such policies that can be endorsed with standard mortgage clauses making losses payable to Lender or its assigns shall be so endorsed. The originals of such policies shall be deposited with Loan Servicer.

16. Remedies Cumulative. In the event of Borrower's default under this Agreement, Lender may exercise all or any one or more of its rights and remedies available under this Agreement, at law or in equity. Such rights and remedies shall be cumulative and concurrent, and may be enforced separately, successively or together, and Lender's exercise of any particular right or remedy shall not in any way prevent Lender from exercising any other right or remedy available to Lender. Lender may exercise any such remedies from time to time as often as Lender chooses.

17. Determinations by Lender. Unless otherwise provided in this Agreement, in any instance where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its sole and exclusive option and in its sole and absolute discretion.

18. Completion of Capital Replacements. Lender's disbursement of moneys from the Replacement Reserve Fund or other acknowledgment of completion of any Capital Replacement in a manner satisfactory to Lender shall not be deemed a certification by Lender that the Capital Replacement has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental authority or agency. Borrower shall at all times have the sole responsibility for ensuring that all Capital Replacements are completed in accordance with all such governmental requirements.

19. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

20. Entire Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement and the other Loan Documents. Neither this Agreement nor any of its provisions may be waived, modified, amended, discharged or terminated except in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in writing; provided, however, that in the event of a Transfer requiring Lender's consent under the terms of the Security Instrument, one or more or all of the Modifications to Agreement set forth in Exhibit C (if any) may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.

21. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original document and all of which together shall constitute one agreement.



                   [REST OF PAGE INTENTIONALLY LEFT BLANK]

      ATTACHED EXHIBITS.  The following Exhibits are attached to this
Agreement:

      |X |    Exhibit A       Legal Description of the Land (required)

      |X |    Exhibit B       Capital Replacements (required)

      |X |    Exhibit C       Modifications to Agreement

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                              BORROWER:

                              CENTURY PROPERTIES FUND XIX
                              a California limited partnership

                               By: Fox Partners II
                                    a California general partnership
                                    General Partner

                                    By:   Fox Capital Management Corporation
                                          a California corporation
                                          Managing Partner


                                          By:   /s/Patti K. Fielding
                                                Patti K. Fielding
                                                Executive Vice President

                              Taxpayer Identification No.:  94-2887133

                              LENDER:

                              KEYCORP REAL ESTATE CAPITAL
                                  MARKETS, INC.
                               an Ohio corporation


                              By:   /s/Janette M. O'Brien
                                    Janette M. O'Brien
                                    Vice President

                                                                   Exhibit 10.18
                             REPAIR ESCROW AGREEMENT
                           (REVISION DATE 01-31-2003)
                           (FHLMC Loan No. 180552724)

      This REPAIR ESCROW AGREEMENT ("Agreement") is made and entered into, to be effective as of June 25, 2003, by and between CENTURY PROPERTIES FUND XIX, a California limited partnership ("Borrower"), and KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation ("Lender") and its successors and assigns.

                             W I T N E S S E T H:

      WHEREAS, Lender has agreed to make and Borrower has agreed to accept the Loan, which is to be evidenced by the Note and secured by the Security
Instrument encumbering the Land described on Exhibit "A" attached to this Agreement;

      WHEREAS, as a condition of making the Loan, Lender is requiring Borrower to make the Repairs to the Improvements, which Repairs are generally described in the Schedule of Work attached to this Agreement as Exhibit "B"; and

      WHEREAS, in order to assure that the Repairs are made and paid for in a timely manner, Lender is requiring Borrower to establish the Repair Escrow Fund with Lender pursuant to the terms of this Agreement.


      NOW, THEREFORE, for and in consideration of the Loan, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. Definitions. The following terms used in this Agreement shall have the meanings set forth below in this Section. Any term used in this Agreement and not defined shall have the meaning given to that term in the Security Instrument.

      (a) "Completion Date" means the date that is 90 days after the effective date of this Agreement or, September 24, 2003.

      (b) "Disbursement Request" means Borrower's written requests to Lender in the form attached to this Agreement as Exhibit "C" for the disbursement of money from the Repair Escrow Fund pursuant to
            Section 3 below, which requests shall not be made more often than once every thirty (30) days during the term of this Agreement.

      (c) "Improvements" means the buildings and improvements situated upon the Land, currently constituting a multifamily apartment project known as Vinings Peak Apartments.

      (d) "Loan" means the loan from Lender to Borrower in the original principal amount of Eight Million Four Hundred Seventy Thousand and No/100ths Dollars ($8,470,000.00), as evidenced by the Note and secured by the Security Instrument.

      (e) "Minimum Disbursement Request Amount" means Seven Thousand Five Hundred and No/100ths Dollars ($7,500.00).

      (f)   "Property" means the Land and Improvements.

      (g) "Repairs" means the repairs to be made to the Property , as described on the Schedule of Work or as otherwise required by Lender in accordance with this Agreement.

      (h) "Repair Escrow Deposit" means the sum of Three Hundred Thirty-Four Thousand Thirty-Three and No/100ths Dollars ($334,033.00) deposited into escrow with Lender as of the effective date of this Agreement, together with interest, if any, to be held in accordance with the provisions of this Agreement.

      (i) "Repair Escrow Fund" means the account established by this Agreement into which the Repair Escrow Deposit is deposited.

      (j) "Schedule of Work" means the schedule of work for the Repairs attached to this Agreement as Exhibit "B".

      (k) "Security Instrument" means the mortgage, deed of trust, deed to secure debt, or other similar security instrument encumbering the Property and securing Borrower's performance of its Loan obligations.

2. Repair Escrow Fund.

      (a) Establishment. Lender acknowledges that Borrower has established the Repair Escrow Fund by depositing the amount of the Repair Escrow Deposit with Lender. Borrower and Lender agree that all moneys deposited into the Repair Escrow Fund shall be held by Lender in an interest bearing account if Lender estimates that the Repairs will require longer than ninety (90) days to complete. Lender shall not be required to hold the Repair Escrow Deposit in an interest bearing account if the Repairs are required to be completed in ninety (90) days or less. Any interest earned on such moneys shall be added to the principal balance of the Repair Escrow Fund and disbursed in accordance with the provisions of this Agreement. Lender shall be entitled to deduct from the Repair Escrow Fund a one- time fee in the amount of Five Hundred and No/100ths Dollars ($500.00) for establishing the Repair Escrow Fund. Lender shall not be responsible for any losses resulting from investment of moneys in the Repair Escrow Fund or for obtaining any specific level or percentage of earnings on such investment.

      (b) Use. The Repair Escrow Deposit shall, except as otherwise stated in this Agreement, be used for the purpose of paying, or reimbursing Borrower for, the costs of the Repairs.

3. Disbursements. From time to time, as construction and completion of the Repairs progresses, upon Borrower's submission of a Disbursement Request in the form attached to this Agreement as Exhibit C, and provided that Borrower is in full compliance with all the applicable conditions set forth in this Agreement and in the other Loan Documents, Lender shall make disbursements from the Repair Escrow Fund for payment or reimbursement of the actual costs of the Repairs. Borrower must sign the Borrower's Disbursement Request and Borrower must include with its Disbursement Request a report setting out the progress of the Repairs and any other reports or information relating to the construction of the Repairs that may be reasonably requested by Lender. Borrower must include with each Disbursement Request copies of any applicable invoices and/or bills and appropriate lien waivers for the prior period for which disbursement was made, executed by all contractors and suppliers supplying labor or materials for the Repairs. Unless waived by Lender in writing, Borrower must also include a report prepared by the professional engineer employed by Lender as to the status of the Repairs. Except for the final Disbursement Request, no Disbursement Request shall be for an amount less than the Minimum Disbursement Request Amount.

4. Reporting Requirements; Completion. Prior to receiving the final disbursement from the Repair Escrow Fund, Borrower must deliver to Lender, in addition to the information required by Section 3 above, the following:

      (a) Contractor's Certificate. A certificate signed by each major contractor and supplier of materials, as reasonably determined by Lender, engaged to provide labor or materials for the Repairs to the effect that such contractor or supplier has been paid in full for all work completed and that the portion of the Repairs provided by such contractor or supplier has been fully completed in accordance with the plans and specifications (if any) provided to it by Borrower and that such portion of the Repairs is in compliance with all applicable building codes and other rules and regulations promulgated by applicable regulatory or governmental authorities;

      (b) Borrower's Certificate. A certificate signed by Borrower to the effect that the Repairs have been fully paid for, that all money disbursed hereunder has been used for the Repairs and no claim or claims exist against the Borrower or against the Property out of which a lien based on furnishing labor or material exists or might ripen. Borrower may except from the certificate described in the preceding sentence any claim or claims that Borrower intends to contest, provided that any such claim or claims are described in Borrower's certificate and Borrower certifies to Lender that the money in the Repair Escrow Fund is sufficient to make payment of the full amount which might in any event be payable in order to satisfy such claim or claims. If required by Lender, Borrower also shall certify to Lender that such portion of the Repairs is in compliance with all applicable zoning ordinances;

      (c) Engineer's Certificate. A certificate signed by the professional engineer employed by Lender to the effect that the Repairs have been completed in a good and workmanlike manner in compliance with the Schedule of Work and all applicable building codes, zoning ordinances and other rules and regulations promulgated by applicable regulatory or governmental authorities; and

      (d) Other Certificates. Any other certificates of approval, acceptance or compliance required by Lender from or by the city, county, state or federal governmental authorities having jurisdiction over the Property and the Repairs.

5. Indirect and Excess Disbursements. Lender, in its sole judgment, is authorized to hold, use and disburse from the Repair Escrow Fund to pay any and all costs, charges and expenses whatsoever and howsoever incurred or required in connection with the construction and completion of the Repairs, or in the payment or performance of any obligation of
      Borrower to Lender.   If Lender, for purposes specified in this Section
      5, shall elect to pay any portion of the money in the Repair Escrow
      Fund to parties other than Borrower, then Lender may do so, at any time and from time to time, and the amount of advances to which Borrower shall be entitled under this Agreement shall be correspondingly reduced.

6. Schedule of Work. All disbursements from the Repair Escrow Fund shall be limited to the costs of those items set forth on the Schedule of Work attached to this Agreement as Exhibit "B".

7.    Repairs. Borrower covenants and agrees with Lender as follows:

      (a) Commencement of Work. Except as set forth on Exhibit D, prior to the recordation of the Security Instrument, no work of any kind has been or will be commenced or performed upon the Property and no materials or equipment have been or will be delivered to or upon the Property. In the event that any work of any kind has been commenced or performed upon the Property, or in the event that any materials or equipment have been ordered or delivered to or upon the Property, then (i) prior to the execution of the Security Instrument the Borrower shall fully disclose in writing to the title insurance company issuing the mortgagee title insurance policy insuring the lien of the Security Instrument that work has been commenced or performed on the Property, or materials or equipment have been ordered or delivered to or upon the Property, (ii) prior to the execution of the Security Instrument Borrower shall have obtained and delivered to Lender and the title company issuing the mortgagee title insurance policy insuring the lien of the Security Instrument lien waivers from all contractors, subcontractors, suppliers, or any other applicable party, pertaining to all work commenced or performed on the Property, or materials or equipment ordered or delivered to or upon the Property, and (iii) the final mortgagee's title insurance policy insuring the lien of the Security Instrument shall take no exception from coverage for any mechanics or materialmen's liens.

      (b) Construction. Borrower will commence the Repairs as soon as practicable after the date of this Agreement and will diligently proceed with and complete the Repairs on or before the Completion Date in a workmanlike manner and in accordance with the Schedule of Work, good building practices and all applicable laws, ordinances, rules and regulations.

      (c) Changes in Schedule of Work. Without the prior written consent of Lender, Borrower will make no departures from or alterations to the Schedule of Work.

      (d) Inspections. Borrower will permit Lender or any person designated by Lender (including without limitation a professional inspection engineer) and any interested governmental authority, at any time and from time to time, to inspect the Repairs and Improvements and to examine and copy all of Borrower's books and records and all contracts and bills pertaining to the Repairs and Improvements. Lender shall be entitled to deduct from the Repair Escrow Fund reasonable fees for performing any such inspections and/or an amount sufficient to reimburse Lender for all fees and expenses charged by any professional inspection engineer employed by Lender in connection with any such inspection. Borrower agrees to cause the replacement of any material or work that is defective, unworkmanlike, does not comply with any applicable law, ordinance, rule or regulation, or does not comply with the requirements of this Agreement, as determined by Lender. Prior to and as a condition of the final disbursement of funds from the Repair Escrow Fund, Lender shall inspect or cause to be inspected the Repairs and the Improvements to determine that all Repairs, including but not limited to interior and exterior repairs, have been completed in a manner acceptable to Lender.

      (e) Purchases. Without the prior written consent of Lender, no materials, machinery, equipment, fixtures or any other part of the Repairs shall be purchased or installed under conditional sale contracts or lease agreements, or any other arrangement wherein title to such Repairs is retained or subjected to a purchase money security interest, or the right is reserved or accrues to anyone to remove or repossess any such Repairs, or to consider them as personal property.

8. Lien Protection. Borrower shall promptly pay or cause to be paid, when due, all costs, charges and expenses incurred in connection with the construction and completion of the Repairs, and shall keep the Property free and clear of any and all liens other than the lien of the Security Instrument and any other junior lien which may be consented to by Lender.

9. Adverse Claims. Borrower shall promptly advise Lender in writing of any litigation, liens, or claims affecting the Property and of all complaints and charges made by any governmental authority or any governmental department, bureau, commission or agency exercising supervision or control over Borrower or its business, which may delay or adversely affect the Repairs.

10.   Compliance With Laws; Insurance Requirements.

      (a) Compliance With Laws. All Repairs shall comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property, and with all applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

      (b) Insurance Requirements. In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workers' compensation, builder's risk (if required by Lender), and public liability insurance and other insurance required under applicable law in connection with any of the Repairs. All such policies shall be in form and amount satisfactory to Lender. All such policies that can be endorsed with standard mortgage clauses making losses payable to Lender or its assigns shall be so endorsed. The originals of such policies shall be deposited with Lender.

11. Use of Repair Escrow Fund. Borrower will accept disbursements from the Repair Escrow Fund in accordance with the provisions of this Agreement and will use, or cause to be used, each such disbursement solely to pay for materials, labor and services, or to pay costs and expenses for which such disbursement is requested.

12. Conditions Precedent. Lender shall not be obligated to make any disbursement from the Repair Escrow Fund to or for the benefit of Borrower unless at the time of each Disbursement Request all of the following conditions prevail:

      (a) No Default. There shall exist no condition, event or act that would constitute a default (with or without notice and/or lapse of time) under this Agreement or any other Loan Document.

      (b) Representations and Warranties. All representations and warranties of Borrower set forth in this Agreement and in the Loan Documents are true.

      (c) Continuing Compliance. Borrower shall be in full compliance with the provisions of this Agreement, the other Loan Documents and any request or demand by Lender permitted hereby.

      (d) No Lien Claim. No lien or claim based on furnishing labor or materials has been filed or asserted against the Property, unless Borrower has properly provided bond or other security against loss in accordance with applicable law.

      (e) Approvals. All licenses, permits, and approvals of governmental authorities required for the Repairs as completed to the applicable stage have been obtained.

      (f) Legal Compliance. The Repairs as completed to the applicable stage do not violate any laws, ordinances, rules or regulations, or building lines or restrictions applicable to the Property.

13. Right to Complete Repairs. If Borrower abandons or fails to proceed diligently with the Repairs or otherwise is in default under this Agreement, Lender shall have the right (but not the obligation) to enter upon the Property and take over and cause the completion of the Repairs. Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Lender is hereby irrevocably appointed the attorney in fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions and proceedings in connection with the Repairs and the payment, settlement, or compromise of all claims for materials and work performed in connection with the Repairs) and do any and all things necessary or proper to complete the Repairs including signing Borrower's name to any contracts and documents as may be deemed necessary by Lender. In no event shall Lender be required to expend its own funds to complete the Repairs, but Lender may, in Lender's sole discretion, advance such funds. Any funds advanced shall be added to the outstanding balance of the Note, secured by the Security Instrument and payable to Lender by Borrower in accordance with the provisions of the Security Instrument pertaining to the protection of Lender's security and advances made by Lender. Borrower waives any and all claims it may have against Lender for materials used, work performed or resultant damage to the Property.

14. Insufficient Account. If Lender determines in its reasonable discretion that the money in the Repair Escrow Fund is insufficient to pay for the Repairs, Lender shall so notify Borrower, in writing, and as soon as possible (but in no event later than twenty (20) days after such notice) Borrower shall pay to Lender an amount, in cash, equal to such deficiency, which amount shall be placed in the Repair Escrow Fund by Lender.

15. Security Agreement. To secure Borrower's obligations under this Agreement and to further secure Borrower's obligations under the Note, Security Instrument and other Loan Documents, Borrower hereby conveys, pledges, transfers and grants to Lender a security interest pursuant to the Uniform Commercial Code of the Jurisdiction and other applicable laws in and to all money in the Repair Escrow Fund as such may increase or decrease from time to time, and all interest and dividends thereon and all proceeds thereof.

16. Post Default. If Borrower defaults in the performance of its obligations under this Agreement or under the Note, Security Instrument or any other Loan Document, Lender shall have all remedies available to them under Article 9 of the Uniform Commercial Code of the Jurisdiction and under any other applicable laws and, in addition, may retain all moneys in the Repair Escrow Fund, including interest, and in Lender's discretion, may apply such amounts, without restriction and without any specific order of priority, to the payment of any and all indebtedness or obligations of Borrower set forth in the Note, Security Instrument or other Loan Documents, including, but not limited to, principal, interest, taxes, insurance, reasonable attorneys' fees actually incurred and/or repairs to the Property.

      17. Termination. This Agreement shall terminate upon the completion of the Repairs in accordance with this Agreement and Lender's satisfaction, and the full disbursement by Lender of the Repair Escrow Fund. In the event there are funds remaining in the Repair Escrow Fund after the Repairs have been completed in accordance with this Agreement, and provided no default by Borrower exists under this Agreement or under any other Loan Documents, such funds remaining in the Repair Escrow Fund shall be refunded by Lender to the Borrower.

18. No Amendment. Nothing contained in this Agreement shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Note, Security Instrument or any other Loan Document and, if there shall exist a conflict between the terms and provisions of this Agreement and those of the Note, Security Instrument or other Loan Documents, then the terms and provisions of the Note, Security Instrument and other Loan Documents shall control.

19.   Release; Indemnity.

      (a) Release. Borrower covenants and agrees that, in performing any of its duties under this Agreement, none of Lender, and Loan Servicer or any of their respective agents or employees, shall be liable for any losses, costs or damages which may be incurred by any of them as a result thereof, except that no party will be released from liability for any losses, costs or damages arising out of the willful misconduct or gross negligence of such party.

      (b) Indemnity. Borrower hereby agrees to indemnify and hold harmless Lender, Loan Servicer, and their respective agents and employees, against any and all losses, claims, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees and costs, which may be imposed or incurred by any of them in connection with this Agreement, except that no such party will be indemnified from any losses, claims, damages, liabilities and expenses arising out of the willful misconduct or gross negligence of such party.

20. Choice of Law. This Agreement shall be construed and enforced in accordance with the laws of the Property Jurisdiction.

21. Successors and Assigns. Lender may assign its rights and interests under this Agreement in whole or in part and upon any such assignment, all the terms and provisions of this Agreement shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall also include any lawful owner, holder or pledgee of the Note. Reference herein to "person" or "persons" shall be deemed to include individuals and entities. Borrower may not assign its rights, interests, or obligations under this Agreement without first obtaining Lender's prior written consent.

22. Attorneys' Fees. In the event that Lender shall engage the services of an attorney at law to enforce the provisions of this Agreement against Borrower, then Borrower shall pay all costs of such enforcement, including any reasonable attorneys' fees and costs (including those of Lender's in-house counsel) actually incurred.

23. Remedies Cumulative. In the event of Borrower's default under this Agreement, Lender may exercise all or any one or more of its rights and remedies available under this Agreement, at law or in equity. Such rights and remedies shall be cumulative and concurrent, and may be enforced separately, successively or together, and Lender's exercise of any particular right or remedy shall not in any way prevent Lender from exercising any other right or remedy available to Lender. Lender may exercise any such remedies from time to time as often as may be deemed necessary by Lender.

24. Determinations by Lender. In any instance where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its sole and exclusive option and in its sole and absolute discretion.

25. Completion of Repairs. Lender's disbursement of moneys in the Repair Escrow Fund or other acknowledgment of completion of any Repair in a manner satisfactory to Lender shall not be deemed a certification by Lender that the Repair has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental authority or agency. Borrower shall at all times have the sole responsibility for insuring that all Repairs are completed in accordance with all such governmental requirements.

26. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

27. Entire Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement and the other Loan Documents. Neither this Agreement nor any of its provisions may be waived, modified, amended, discharged, or terminated except in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that writing; provided, however, that in the event of a Transfer requiring Lender's consent under the terms of the Security Instrument, any one or more, or all, of the Modifications to Agreement set forth in Exhibit "E" (if any) may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.

28. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original document and all of which together shall constitute one agreement.

      ATTACHED EXHIBITS.  The following Exhibits are attached to this
      Agreement:

      |X |    Exhibit A       Legal Description of Land (required)

      |X |    Exhibit B       Schedule of Work (required)

      |X |    Exhibit C       Disbursement Request (required)

      |X |    Exhibit D       Work Performed or Commenced and Material or
              Equipment Ordered (required, if none, state "NONE")

      |    |        Exhibit E       Modifications to Agreement

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                              BORROWER:

                              CENTURY PROPERTIES FUND XIX
                              a California limited partnership

                               By: Fox Partners II
                                    a California general partnership
                                    General Partner

                                    By:   Fox Capital Management Corporation
                                          a California corporation
                                          Managing Partner


                                          By:   /s/Patti K. Fielding
                                                Patti K. Fielding
                                                Executive Vice President


                              Taxpayer Identification No.:  94-2887133

                              LENDER:

                              KEYCORP REAL ESTATE CAPITAL
                                  MARKETS, INC.
                               an Ohio corporation


                              By:   /s/Janette M. O'Brien
                                    Janette M. O'Brien
                                    Vice President

                                                              Exhibit 10.19
                                                Freddie Mac Loan No. 002703483

                                MULTIFAMILY NOTE
                     (MULTISTATE - REVISION DATE 11-01-2000)

US $7,500,000.00                                             as of June 25, 2003


      FOR VALUE RECEIVED, the undersigned ("Borrower") jointly and severally (if more than one) promises to pay to the order of KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation, the principal sum of Seven Million Five Hundred Thousand and No/100ths Dollars (US $7,500,000.00), with interest on the unpaid principal balance at the annual rate of four and forty-one one-hundredths percent (4.41%).

      1. Defined Terms. As used in this Note, (i) the term "Lender" means the holder of this Note, and (ii) the term "Indebtedness" means the principal of, interest on, and any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument. "Event of Default" and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.

      2. Address for Payment. All payments due under this Note shall be payable at Key Commercial Mortgage, PO Box 145404, Cincinnati, OH 45250, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

      3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

      (a) Unless disbursement of principal is made by Lender to Borrower on the first day of the month, interest for the period beginning on the date of disbursement and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note. Interest under this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      (b) Consecutive monthly installments of principal and interest, each in the amount of Forty-Seven Thousand Eighty-Five and 12/100ths Dollars (US $47,085.12), shall be payable on the first day of each month beginning on August 1, 2003, until the entire unpaid principal balance evidenced by this Note is fully paid.

      (c) Any accrued interest remaining past due for 30 days or more may, at Lender's discretion, be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any remaining principal and interest shall be due and payable on July 1, 2013 or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the "Maturity Date"). The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

      (d) Any regularly scheduled monthly installment of principal and interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

      4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

      5. Security. The Indebtedness is secured, among other things, by a multifamily mortgage, deed to secure debt or deed of trust dated as of the date of this Note (the "Security Instrument"), and reference is made to the Security Instrument for other rights of Lender as to collateral for the Indebtedness.

      6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower (except if notice is required by applicable law, then after such notice). Lender may exercise this option to accelerate regardless of any prior forbearance.

      7. Late Charge. If any monthly amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within ten (10) days after the amount is due (unless applicable law requires a longer period of time before a late charge may be imposed, in which event such longer period shall be substituted), Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such amount (unless applicable law requires a lesser amount be charged, in which event such lesser amount shall be substituted). Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "Loan"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

      8. Default Rate. So long as (a) any monthly installment under this Note remains past due for thirty (30) days or more, or (b) any other Event of Default has occurred and is continuing, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at a rate (the "Default Rate") equal to the lesser of four (4) percentage points above the rate stated in the first paragraph of this Note and the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment under this Note is delinquent for more than thirty
(30) days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for more than thirty (30) days or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

      9. Limits on Personal Liability.

      (a) Except as otherwise provided in this Paragraph 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Borrower.

      (b) Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to zero percent (0%) of the original principal balance of this Note, plus any other amounts for which Borrower has personal liability under this Paragraph 9.

      (c) In addition to Borrower's personal liability under Paragraph 9(b), Borrower shall be personally liable to Lender for the repayment of a further portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (1) failure of Borrower to pay to Lender upon demand after an Event of Default all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence; (2) failure of Borrower to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; or
(3) failure of Borrower to comply with Section 14(d) or (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports.

      (d) For purposes of determining Borrower's personal liability under Paragraph 9(b) and Paragraph 9(c), all payments made by Borrower or any guarantor of this Note with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument shall be applied first to the portion of the Indebtedness for which Borrower has no personal liability.

      (e) Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of
Default: (1) Borrower's acquisition of any property or operation of any business not permitted by Section 33 of the Security Instrument; (2) a Transfer (including, but not limited to, a lien or encumbrance) that is an Event of Default under Section 21 of the Security Instrument, other than a Transfer consisting solely of the involuntary removal or involuntary withdrawal of a general partner in a limited partnership or a manager in a limited liability company; or (3) fraud or written material misrepresentation by Borrower or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender.

      (f) In addition to any personal liability for the Indebtedness, Borrower shall be personally liable to Lender for (1) the performance of all of Borrower's obligations under Section 18 of the Security Instrument (relating to environmental matters); (2) the costs of any audit under Section 14(d) of the Security Instrument; and (3) any costs and expenses incurred by Lender in connection with the collection of any amount for which Borrower is personally liable under this Paragraph 9, including fees and out of pocket expenses of attorneys and expert witnesses and the costs of conducting any independent audit of Borrower's books and records to determine the amount for which Borrower has personal liability.

      (g) To the extent that Borrower has personal liability under this Paragraph 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 9, the term "Mortgaged Property" shall not include any funds that (1) have been applied by Borrower as required or permitted by the Security Instrument prior to the occurrence of an Event of Default or (2) Borrower was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding. To the fullest extent permitted by applicable law, in any action to enforce Borrower's personal liability under this Paragraph 9, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

      10. Voluntary and Involuntary Prepayments.

      (a) A prepayment premium shall be payable in connection with any prepayment (any receipt by Lender of principal, other than principal required to be paid in monthly installments pursuant to Paragraph 3(b), prior to the scheduled Maturity Date set forth in Paragraph 3(c) under this Note as provided below:

            (1) Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day designated as the date for such prepayment in a written notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. Such prepayment shall be made by paying
(A) the amount of principal being prepaid, (B) all accrued interest, (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Paragraph 10(c). For all purposes including the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of such month. For purposes of this Note, a "Business Day" means any day other than a Saturday, Sunday or any other day on which Lender is not open for business. Unless expressly provided for in the Loan Documents, Borrower shall not have the option to voluntarily prepay less than all of the unpaid principal balance. However, if a partial prepayment is provided for in the Loan Documents or is accepted by Lender in Lender's discretion, a prepayment premium calculated pursuant to Paragraph 10(c) shall be due and payable by Borrower.

            (2) Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Lender, and (B) the prepayment premium calculated pursuant to Paragraph 10(c).

            (3) Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium.

      (b) Notwithstanding the provisions of Paragraph 10(a), no prepayment premium shall be payable with respect to (A) any prepayment made during the period from zero (0) days before the scheduled Maturity Date to the scheduled Maturity Date, or (B) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument.

      (c) Any prepayment premium payable under this Note shall be computed as follows:

            (1) If the prepayment is made between the date of this Note and the date that is 120 months after the first day of the first calendar month following the date of this Note (the "Yield Maintenance Period"), the prepayment premium shall be whichever is the greater of subparagraphs (i) and (ii) below:

            (i) 1.0% of the unpaid principal balance of this Note; or

            (ii) the product obtained by multiplying:

                  (A) the amount of principal being prepaid, by (B) the excess (if any) of the Monthly Note Rate over the
Assumed
                        Reinvestment Rate,
                  by
                  (C)   the Present Value Factor.

            For purposes of subparagraph (ii), the following definitions shall apply:

            Monthly Note Rate: one-twelfth (1/12) of the annual interest rate of this Note, expressed as a decimal calculated to five digits.

            Prepayment Date: in the case of a voluntary prepayment, the date on which the prepayment is made; in the case of the application by Lender of collateral or security to a portion of the principal balance, the date of such application; and in any other case, the date on which Lender accelerates the unpaid principal balance of this Note.

            Assumed Reinvestment Rate: one-twelfth (1/12) of the yield rate as of the date 5 Business Days before the Prepayment Date, on the 3.625% U.S. Treasury Security due May 1, 2013, as reported in The Wall Street Journal, expressed as a decimal calculated to five digits. In the event that no yield is published on the applicable date for the Treasury Security used to determine the Assumed Reinvestment Rate, Lender, in its discretion, shall select the non-callable Treasury Security maturing in the same year as the Treasury Security specified above with the lowest yield published in The Wall Street Journal as of the applicable date. If the publication of such yield rates in The Wall Street Journal is discontinued for any reason, Lender shall select a security with a comparable rate and term to the Treasury Security used to determine the Assumed Reinvestment Rate. The selection of an alternate security pursuant to this Paragraph shall be made in Lender's discretion.

            Present Value Factor: the factor that discounts to present value the costs resulting to Lender from the difference in interest rates during the months remaining in the Yield Maintenance Period, using the Assumed Reinvestment Rate as the discount rate, with monthly compounding, expressed numerically as follows:

                                  [OBJECT OMITTED]

            n = number of months remaining in Yield Maintenance Period

            ARR = Assumed Reinvestment Rate

            (2) If the prepayment is made after the expiration of the Yield Maintenance Period but before the period set forth in Paragraph 10(b)(A) above, the prepayment premium shall be 1.0% of the unpaid principal balance of this Note.

      (d) Any permitted or required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing.

      (e) Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment.

      (f) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the prepayment premium provisions.

      11. Costs and Expenses. To the fullest extent allowed by applicable law, Borrower shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys (including Lender's in-house attorneys) and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

      12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

      13. Waivers. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

      14. Loan Charges. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

      15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family, household, or agricultural purposes.

      16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

      17. Governing Law. This Note shall be governed by the law of the jurisdiction in which the Land is located.

      18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

      19. Notices; Written Modifications. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument. Any modification or amendment to this Note shall be ineffective unless in writing signed by the party sought to be charged with such modification or amendment; provided, however, that in the event of a Transfer under the terms of the Security Instrument, any or some or all of the Modifications to Multifamily Note may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.

      20. Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in the jurisdiction in which the Land is located (the "Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

      21. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

      ATTACHED EXHIBIT.  The following Exhibit is attached to this Note:

      |X|     Exhibit A       Modifications to Multifamily Note


      IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

                              CENTURY PROPERTIES FUND XIX
                              a California limited partnership

                              By:   Fox Partners II
                                    a California general partnership
                                    General Partner

                                    By:   Fox Capital Management Corporation
                                          a California corporation
                                          Managing Partner


                                          By:   /s/Patti K. Fielding    (Seal)
                                                Patti K. Fielding
                                                Executive Vice President


                                    94-2887133
                                    Borrower's Employer ID Number

Pay to the Order of FEDERAL HOME LOAN MORTGAGE CORPORATION, without recourse.


KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
an Ohio corporation


By:   /s/Janette M. O'Brien
      Janette M. O'Brien
      Vice President

                                                                   Exhibit 10.20
                          REPLACEMENT RESERVE AGREEMENT
                           (REVISION DATE 01-31-2003)
                           (FHLMC Loan No. 002703483)

      This REPLACEMENT RESERVE AGREEMENT ("Agreement") is made and entered into, to be effective as of June 25, 2003, by and between CENTURY PROPERTIES FUND XIX, a California limited partnership ("Borrower"), and KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation ("Lender") and its successors and assigns.


                             W I T N E S S E T H:


      WHEREAS, Lender has agreed to make and Borrower has agreed to accept the Loan, which is to be evidenced by the Note and secured by the Security Instrument encumbering the Land and the Improvements. The Land is described on Exhibit "A" attached to this Agreement; and

      WHEREAS,  as a condition of making the Loan, Lender is requiring  Borrower
to  establish  the   Replacement   Reserve  Fund  for  the  funding  of  Capital
Replacements throughout the Loan term.

      NOW, THEREFORE, for and in consideration of the Loan, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. Definitions. The following terms used in this Agreement shall have the meanings set forth below in this Section 1. Any term used in this Agreement and not defined shall have the meaning given to that term in the Security Instrument.

      (a) "Capital Replacement" means the replacement of those items listed on Exhibit "B" of this Agreement and such other replacements of equipment, major components or capital systems related to the Improvements as may be approved in writing or required by Lender.

      (b) "Disbursement Period" means the interval between disbursements from the Replacement Reserve Fund, which interval shall be no shorter than once a quarter.

      (c)   "Improvements"   means  the   buildings,   Personal   Property   and
            improvements situated upon the Land, currently constituting a multifamily apartment project known as Wood Lake Apartments.

      (d) "Initial Deposit" means the amount of Zero Dollars ($0) made as of the date of this Agreement.

(e) Inspection Fee means a fee for performing any inspection required by this Agreement in an amount not to exceed Five Hundred and No/100ths Dollars ($500.00) per inspection.

      (f) Investment Fee means a one time fee for establishing the Replacement Reserve Fund in the amount of Five Hundred and No/100ths Dollars ($500.00).

      (g) "Loan" means the loan from Lender to Borrower in the original principal amount of Seven Million Five Hundred Thousand and No/100ths Dollars ($7,500,000.00), as evidenced by the Note and secured by the Security Instrument.

      (h) "Minimum Disbursement Request Amount" means Seven Thousand Five Hundred and No/100ths Dollars ($7,500.00).

      (i) "Monthly Deposit" means the amount of Nine Thousand One Hundred Eighty-Five and No/100ths Dollars ($9,185.00) per month to be deposited into the Replacement Reserve Fund in accordance with this Agreement.

      (j)   "Property" means the Land and Improvements.

      (k) "Replacement Reserve Deposit" means the Initial Deposit, the Monthly Deposit and/or the Revised Monthly Deposit, as appropriate.

      (l) "Replacement Reserve Fund" means the account established pursuant to this Agreement to defray the costs of Capital Replacements.

      (m) "Review Period" means the period ending 120 months after the first monthly payment date.

      (n) "Revised Monthly Deposit" means the amount per month that Lender determines Borrower must deposit in the Replacement Reserve Fund during any Subsequent Review Period.

      (o) "Security Instrument" means the mortgage, deed of trust, deed to secure debt, or other similar security instrument encumbering the Property and securing Borrower's performance of its Loan obligations.

      (p) "Subsequent Review Period" means the period of 12 months commencing either (i) at the termination of the Review Period or (ii) at the termination of a prior Subsequent Review Period. There may be more than one Subsequent Review Period.

2. Replacement Reserve Fund.

      (a) Establishment; Funding.
(i) Upon the closing of the Loan, the parties shall establish the Replacement Reserve Fund and, if required by Lender, Borrower shall pay the Initial Deposit to Lender for deposit into the Replacement Reserve Fund.

(ii) Commencing on the date the first installment of principal and/or interest is due under the Note and continuing on the same day of each successive month until the end of the Review Period, Borrower shall pay the Monthly Deposit to Lender for deposit into the Replacement Reserve Fund, together with its regular monthly payments of principal and interest as required by the Note and Security Instrument.

(iii) Prior to the end of the Review Period, Lender will assess the physical condition of the Property. Lender may adjust the Monthly Deposit at the termination of the Review Period to reflect Lender's determination of the condition of the Property. Upon written notice from Lender or Loan Servicer, Borrower shall begin paying the Revised Monthly Deposit on the first monthly payment date of the Subsequent Review Period and shall continue paying the Revised Monthly Deposit until Lender further adjusts the Replacement Reserve Deposit during a Subsequent Review Period, if applicable. If Lender does not provide Borrower with written notice of a Revised Monthly Deposit, Borrower shall continue to pay the Monthly Deposit or the Revised Monthly Deposit then in effect.

      (b) Investment of Deposits. Borrower and Lender agree that Lender shall hold all moneys deposited into the Replacement Reserve Fund in an interest bearing account, and any interest earned on such moneys shall be added to the principal balance of the Replacement Reserve Fund and disbursed in accordance with the provisions of this Agreement. Borrower acknowledges and agrees that it shall not have the right to direct Lender as to any specific investment of moneys in the Replacement Reserve Fund. Lender shall not be responsible for any losses resulting from investment of moneys in the Replacement Reserve Fund or for obtaining any specific level or percentage of earnings on such investment. Lender shall be entitled to deduct the Investment Fee from the Replacement Reserve Fund for establishing the Replacement Reserve.

      (c) Use. Subject to the pledge and security interest and other rights of Lender set forth in this Agreement, the Replacement Reserve Fund shall be maintained for the payment of the costs of the Capital Replacements identified on Exhibit B.


      (d) Deferral of Deposits. Notwithstanding subsections 2(a) through (c) above, Lender defers its right to require Borrower to make the Replacement Reserve Deposit. However, at the end of the Review Period or any Subsequent Review Period, Lender reserves the right to require that Borrower begin making the Replacement Reserve Deposit if Lender reasonably determines that the physical condition of the Property warrants that Borrower begin making such deposit. Lender's determination to require such deposit shall not depend on the existence of any of the events set forth in subsection (e) below.

      (e) Reinstatement of Deposits. Notwithstanding subsection 2(d) above, Lender reserves the right to require at any time, upon written notice to Borrower, that Borrower begin making the Replacement Reserve Deposit if Lender reasonably determines that any of the following events have occurred:

            (i)   Borrower's default under the Note, Security Instrument, or any other document delivered in connection with the Loan, or
            (ii)  the  occurrence of a Transfer  which is  prohibited  under the terms of the Security Instrument or which requires Lender's consent, or
            (iii) Borrower's  failure to maintain the Property in a satisfactory manner and/or in accordance with the requirements of the Security Instrument.

3. Performance of Capital Replacements; Disbursements.

      (a) Requests for Disbursement. Lender shall disburse funds from the Replacement Reserve Fund, in its sole discretion, as follows: (i) Borrower's Request. If Borrower determines, at any time or from time to time, that a Capital Replacement is necessary or desirable, Borrower shall perform such Capital Replacement and request from Lender, in writing, reimbursement for such Capital Replacement. Borrower's request for reimbursement shall include (A) a detailed description of the Capital Replacement performed, together with evidence, satisfactory to Lender, that the cost of such Capital Replacement has been paid and (B) lien waivers from each contractor and material supplier supplying labor or materials for such Capital Replacement, if required by Lender.

            (ii) Lender's Request. If Lender shall reasonably determine at any time or from time to time, that a Capital Replacement is necessary for the proper maintenance of the Property, it shall so notify Borrower, in writing, requesting that Borrower obtain and submit to Lender bids for all labor and materials required in connection with such Capital Replacement. Borrower shall submit such bids and a time schedule for completing each Capital Replacement to Lender within thirty (30) days after Borrower's receipt of Lender's written notice. Borrower shall perform such Capital Replacement and request from Lender, in writing, reimbursement for such Capital Replacement. Borrower's request for reimbursement shall include (A) a detailed description of the Capital Replacement performed, together with evidence, satisfactory to Lender, that the cost of such Capital Replacement has been paid and (B) lien waivers from each contractor and material supplier supplying labor or materials for such Capital Replacement, if required by Lender.

      (b) Conditions Precedent. Disbursement from the Replacement Reserve Fund shall be made no more frequently than once every Disbursement Period and, except for the final disbursement, no disbursement shall be made in an amount less than the Minimum Disbursement Request Amount. Disbursements shall be made only if the following conditions precedent have been satisfied, as reasonably determined by Lender:

            (i) Payment for Capital Replacement. The Capital Replacement has been performed and/or installed on the Property in a good and workmanlike manner with suitable materials (or in the case of a partial disbursement, performed and/or installed on the Property to an acceptable stage) and paid for by Borrower as evidenced by copies of all applicable paid invoices or bills submitted to Lender by Borrower at the time Borrower requests disbursement from the Replacement Reserve Fund.

            (ii) No Default. There is no condition, event or act that would constitute a default (with or without notice and/or lapse of time) under this Agreement or any other Loan Document.

            (iii) Representations   and  Warranties.   All  representations  and
                  warranties of Borrower set forth in this Agreement and in the Loan Documents are true in all material respects.

            (iv) Continuing Compliance. Borrower is in full compliance with the provisions of this Agreement, the other Loan Documents and any request or demand by Lender permitted hereby.

            (v) No Lien Claim. No lien or claim based on furnishing labor or materials has been filed or asserted against the Property, unless Borrower has properly provided bond or other security against loss in accordance with applicable law.

            (vi)  Approvals.   All   licenses,   permits,   and   approvals   of
                  governmental authorities required for the Capital Replacement as completed to the applicable stage have been obtained.

            (vii) Legal Compliance.  The Capital Replacement as completed to the applicable stage does not violate any laws, ordinance, rules or regulations, or building lines or restrictions applicable to the Property.

4. Right to Complete Capital Replacements. If Borrower abandons or fails to proceed diligently to undertake and/or complete any Capital Replacement in a timely fashion or is otherwise in default under this Agreement for 30 days after written notice of such failure by Lender to Borrower, Lender shall have the right (but not the obligation) to enter upon the Property and take over and cause the completion of such Capital Replacement. However, no such notice or grace period shall apply in the case of such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Agreement, result in harm to Lender or impairment of the security given under the Security Instrument or any other Loan Document. Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Lender is hereby irrevocably appointed the attorney in fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions and proceedings in connection with the Capital Replacement and the payment, settlement or compromise of all bills and claims for materials and work performed in connection with the Capital Replacement) and do any and all things necessary or proper to complete any Capital Replacement including signing Borrower's name to any contracts and documents as may be deemed necessary by Lender. In no event shall Lender be required to expend its own funds to complete any Capital Replacement, but Lender may, in its sole discretion, advance such funds. Any funds advanced shall be added to the outstanding balance of the Loan, secured by the Security Instrument and payable to Lender by Borrower in accordance with the provisions of the Security Instrument pertaining to the protection of Lender's security and advances made by Lender. Borrower waives any and all claims it may have against Lender for materials used, work performed or resultant damage to the Property.

5. Inspection. Lender or any representative of Lender may periodically inspect any Capital Replacement in process and upon completion during normal business hours or at any other reasonable time upon reasonable prior written notice to Borrower (except in an emergency, as determined by Lender in its discretion or after an Event of Default, in which event no such prior notice shall be require). Lender shall be entitled to deduct the Inspection Fee from the Replacement Reserve Fund for performing any such inspection. If Lender, in its sole discretion, retains a professional inspection engineer or other qualified third party to inspect any Capital Replacement, Lender also shall be entitled to deduct from the Replacement Reserve Fund an amount sufficient to pay all reasonable fees and expenses charged by such third party inspector.

6. Insufficient Account. If Borrower requests disbursement from the Replacement Reserve Fund for a Capital Replacement in accordance with this Agreement in an amount which exceeds the amount on deposit in the Replacement Reserve Fund, Lender shall disburse to Borrower only the amount on deposit in the Replacement Reserve Fund. Borrower shall pay all additional amounts required in connection with any such Capital Replacement from Borrower's own funds.

7. Security Agreement. To secure Borrower's obligations under this Agreement and to further secure Borrower's obligations under the Note, Security Instrument and other Loan Documents, Borrower hereby conveys, pledges, transfers and grants to Lender a security interest pursuant to the Uniform Commercial Code of the Property Jurisdiction or any other applicable law in and to all money in the Replacement Reserve Fund, as same may increase or decrease from time to time, all interest and dividends thereon and all proceeds thereof.

8. Post Default. If Borrower defaults in the performance of its obligations under this Agreement or under the Note, Security Instrument or any other Loan Document, after the expiration of any applicable notice or cure period, Lender shall have all remedies available to them under Article 9 of the Uniform Commercial Code of the Property Jurisdiction and under any other applicable law. In addition, Lender may retain all money in the Replacement Reserve Fund, including interest, and in Lender's discretion, may apply such amounts, without restriction and without any specific order of priority, to the payment of any and all indebtedness or obligations of Borrower set forth in the Note, Security Instrument or any other Loan Document, including, but not limited to, principal, interest, taxes, insurance, reasonable attorneys' fees and costs (including those of Lender's in-house counsel) and disbursements actually incurred and/or repairs to the Property.

9. Termination. If not sooner terminated by written concurrence of the parties, this Agreement shall terminate upon the payment in full of the Loan and all indebtedness incurred in connection therewith and upon such termination, Lender shall pay to Borrower all funds remaining in the Replacement Reserve Fund.

10. No Amendment. Nothing contained in this Agreement shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Note, Security Instrument or any other Loan Document; and, if there is a conflict between the terms and provisions of this Agreement and those of the Note, Security Instrument, or any other Loan Document then the terms and provisions of the Note, Security Instrument or such other Loan Document shall control.

11.   Release; Indemnity.

      (a) Release. Borrower covenants and agrees that, in performing any of its duties under this Agreement, none of Lender, any Loan Servicer, or any of their respective agents or employees shall be liable for any losses, claims, damages, liabilities and expenses that may be incurred by any of them as a result of such performance, except that no such party will be released from liability for any losses, claim, damages, liabilities or expenses arising out of the willful misconduct or gross negligence of such party.

      (b) Indemnity. Borrower hereby agrees to indemnify and hold harmless Lender, Loan Servicer and their respective agents and employees against any and all losses, claims, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees and costs (including those of Lender's in-house counsel) and disbursements, which may be imposed or incurred by any of them in connection with this Agreement except that no such party will be indemnified from liability for any losses, claims, damages, liabilities or expenses arising out of the willful misconduct or gross negligence of such party.

12. Choice of Law. This Agreement shall be construed and enforced in accordance with the laws of the Property Jurisdiction.

13.   Successors and Assigns.   Lender may assign its rights and interests
      under this Agreement in whole or in part and upon any such assignment, all the terms and provisions of this Agreement shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall also include any lawful owner, holder or pledgee of the Note. Reference herein to "person" or "persons" shall be deemed to include individuals and entities. Borrower may not assign or delegate its rights, interests, or obligations under this Agreement without first obtaining Lender's prior written consent.

14. Attorneys' Fees. In the event that Lender engages the services of an attorney at law to enforce the provisions of this Agreement against Borrower, then Borrower shall pay all costs of such enforcement, including any reasonable attorneys' fees and costs (including those of Lender's in-house counsel) and disbursements actually incurred.

15.   Compliance with Laws; Insurance Requirements.

      (a) Compliance with Laws. Borrower shall ensure that all Capital Replacements comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

      (b) Insurance Requirements. In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workers' compensation, builder's risk (if required by Lender), and public liability insurance and other insurance required under applicable law in connection with any of the Capital Replacements. All such policies that can be endorsed with standard mortgage clauses making losses payable to Lender or its assigns shall be so endorsed. The originals of such policies shall be deposited with Loan Servicer.

16. Remedies Cumulative. In the event of Borrower's default under this Agreement, Lender may exercise all or any one or more of its rights and remedies available under this Agreement, at law or in equity. Such rights and remedies shall be cumulative and concurrent, and may be enforced separately, successively or together, and Lender's exercise of any particular right or remedy shall not in any way prevent Lender from exercising any other right or remedy available to Lender. Lender may exercise any such remedies from time to time as often as Lender chooses.

17. Determinations by Lender. Unless otherwise provided in this Agreement, in any instance where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its sole and exclusive option and in its sole and absolute discretion.

18. Completion of Capital Replacements. Lender's disbursement of moneys from the Replacement Reserve Fund or other acknowledgment of completion of any Capital Replacement in a manner satisfactory to Lender shall not be deemed a certification by Lender that the Capital Replacement has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental authority or agency. Borrower shall at all times have the sole responsibility for ensuring that all Capital Replacements are completed in accordance with all such governmental requirements.

19. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

20. Entire Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement and the other Loan Documents. Neither this Agreement nor any of its provisions may be waived, modified, amended, discharged or terminated except in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in writing; provided, however, that in the event of a Transfer requiring Lender's consent under the terms of the Security Instrument, one or more or all of the Modifications to Agreement set forth in Exhibit C (if any) may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.

21. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original document and all of which together shall constitute one agreement.



                   [REST OF PAGE INTENTIONALLY LEFT BLANK]

      ATTACHED EXHIBITS.  The following Exhibits are attached to this
Agreement:

      |X |    Exhibit A       Legal Description of the Land (required)

      |X |    Exhibit B       Capital Replacements (required)

      |    |        Exhibit C       Modifications to Agreement

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                              BORROWER:

                              CENTURY PROPERTIES FUND XIX
                              a California limited partnership

                               By: Fox Partners II
                                    a California general partnership
                                    General Partner

                                    By:   Fox Capital Management Corporation
                                          a California corporation
                                          Managing Partner


                                          By:   /s/Patti K. Fielding
                                          Name: Patti K. Fielding
                                          Title:      Executive Vice President

                              Taxpayer Identification No.:  94-2887133

                              LENDER:

                              KEYCORP REAL ESTATE CAPITAL
                                  MARKETS, INC.
                               an Ohio corporation


                              By:   /s/Janette M. O'Brien
                                    Janette M. O'Brien
                                    Vice President

                                                                   Exhibit 10.21
                             REPAIR ESCROW AGREEMENT
                           (REVISION DATE 01-31-2003)
                           (FHLMC Loan No. 002703483)

      This REPAIR ESCROW AGREEMENT ("Agreement") is made and entered into, to be effective as of June 25, 2003, by and between CENTURY PROPERTIES FUND XIX, a California limited partnership ("Borrower"), and KEYCORP REAL ESTATE CAPITAL MARKETS, INC., an Ohio corporation ("Lender") and its successors and assigns.

                             W I T N E S S E T H:

      WHEREAS, Lender has agreed to make and Borrower has agreed to accept the Loan, which is to be evidenced by the Note and secured by the Security
Instrument encumbering the Land described on Exhibit "A" attached to this Agreement;

      WHEREAS, as a condition of making the Loan, Lender is requiring Borrower to make the Repairs to the Improvements, which Repairs are generally described in the Schedule of Work attached to this Agreement as Exhibit "B"; and

      WHEREAS, in order to assure that the Repairs are made and paid for in a timely manner, Lender is requiring Borrower to establish the Repair Escrow Fund with Lender pursuant to the terms of this Agreement.


      NOW, THEREFORE, for and in consideration of the Loan, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. Definitions. The following terms used in this Agreement shall have the meanings set forth below in this Section. Any term used in this Agreement and not defined shall have the meaning given to that term in the Security Instrument.

      (a) "Completion Date" means the date that is 90 days after the effective date of this Agreement or, September 24, 2003.

      (b) "Disbursement Request" means Borrower's written requests to Lender in the form attached to this Agreement as Exhibit "C" for the disbursement of money from the Repair Escrow Fund pursuant to
            Section 3 below, which requests shall not be made more often than once every thirty (30) days during the term of this Agreement.

      (c) "Improvements" means the buildings and improvements situated upon the Land, currently constituting a multifamily apartment project known as Wood Lake Apartments.

      (d) "Loan" means the loan from Lender to Borrower in the original principal amount of Seven Million Five Hundred Thousand and No/100ths Dollars ($7,500,000.00), as evidenced by the Note and secured by the Security Instrument.

      (e) "Minimum Disbursement Request Amount" means Seven Thousand Five Hundred and No/100ths Dollars ($7,500.00).

      (f)   "Property" means the Land and Improvements.

      (g) "Repairs" means the repairs to be made to the Property , as described on the Schedule of Work or as otherwise required by Lender in accordance with this Agreement.

      (h) "Repair Escrow Deposit" means the sum of Two Hundred Ninety-Four Thousand Three Hundred Seventy-Five and No/100ths Dollars ($294,375) deposited into escrow with Lender as of the effective date of this Agreement, together with interest, if any, to be held in accordance with the provisions of this Agreement.

      (i) "Repair Escrow Fund" means the account established by this Agreement into which the Repair Escrow Deposit is deposited.

      (j) "Schedule of Work" means the schedule of work for the Repairs attached to this Agreement as Exhibit "B".

      (k) "Security Instrument" means the mortgage, deed of trust, deed to secure debt, or other similar security instrument encumbering the Property and securing Borrower's performance of its Loan obligations.

2. Repair Escrow Fund.

      (a) Establishment. Lender acknowledges that Borrower has established the Repair Escrow Fund by depositing the amount of the Repair Escrow Deposit with Lender. Borrower and Lender agree that all moneys deposited into the Repair Escrow Fund shall be held by Lender in an interest bearing account if Lender estimates that the Repairs will require longer than ninety (90) days to complete. Lender shall not be required to hold the Repair Escrow Deposit in an interest bearing account if the Repairs are required to be completed in ninety (90) days or less. Any interest earned on such moneys shall be added to the principal balance of the Repair Escrow Fund and disbursed in accordance with the provisions of this Agreement. Lender shall be entitled to deduct from the Repair Escrow Fund a one- time fee in the amount of Five Hundred and No/100ths Dollars ($500.00) for establishing the Repair Escrow Fund. Lender shall not be responsible for any losses resulting from investment of moneys in the Repair Escrow Fund or for obtaining any specific level or percentage of earnings on such investment.

      (b) Use. The Repair Escrow Deposit shall, except as otherwise stated in this Agreement, be used for the purpose of paying, or reimbursing Borrower for, the costs of the Repairs.

3. Disbursements. From time to time, as construction and completion of the Repairs progresses, upon Borrower's submission of a Disbursement Request in the form attached to this Agreement as Exhibit C, and provided that Borrower is in full compliance with all the applicable conditions set forth in this Agreement and in the other Loan Documents, Lender shall make disbursements from the Repair Escrow Fund for payment or reimbursement of the actual costs of the Repairs. Borrower must sign the Borrower's Disbursement Request and Borrower must include with its Disbursement Request a report setting out the progress of the Repairs and any other reports or information relating to the construction of the Repairs that may be reasonably requested by Lender. Borrower must include with each Disbursement Request copies of any applicable invoices and/or bills and appropriate lien waivers for the prior period for which disbursement was made, executed by all contractors and suppliers supplying labor or materials for the Repairs. Unless waived by Lender in writing, Borrower must also include a report prepared by the professional engineer employed by Lender as to the status of the Repairs. Except for the final Disbursement Request, no Disbursement Request shall be for an amount less than the Minimum Disbursement Request Amount.

4. Reporting Requirements; Completion. Prior to receiving the final disbursement from the Repair Escrow Fund, Borrower must deliver to Lender, in addition to the information required by Section 3 above, the following:

      (a) Contractor's Certificate. A certificate signed by each major contractor and supplier of materials, as reasonably determined by Lender, engaged to provide labor or materials for the Repairs to the effect that such contractor or supplier has been paid in full for all work completed and that the portion of the Repairs provided by such contractor or supplier has been fully completed in accordance with the plans and specifications (if any) provided to it by Borrower and that such portion of the Repairs is in compliance with all applicable building codes and other rules and regulations promulgated by applicable regulatory or governmental authorities;

      (b) Borrower's Certificate. A certificate signed by Borrower to the effect that the Repairs have been fully paid for, that all money disbursed hereunder has been used for the Repairs and no claim or claims exist against the Borrower or against the Property out of which a lien based on furnishing labor or material exists or might ripen. Borrower may except from the certificate described in the preceding sentence any claim or claims that Borrower intends to contest, provided that any such claim or claims are described in Borrower's certificate and Borrower certifies to Lender that the money in the Repair Escrow Fund is sufficient to make payment of the full amount which might in any event be payable in order to satisfy such claim or claims. If required by Lender, Borrower also shall certify to Lender that such portion of the Repairs is in compliance with all applicable zoning ordinances;

      (c) Engineer's Certificate. A certificate signed by the professional engineer employed by Lender to the effect that the Repairs have been completed in a good and workmanlike manner in compliance with the Schedule of Work and all applicable building codes, zoning ordinances and other rules and regulations promulgated by applicable regulatory or governmental authorities; and

      (d) Other Certificates. Any other certificates of approval, acceptance or compliance required by Lender from or by the city, county, state or federal governmental authorities having jurisdiction over the Property and the Repairs.

5. Indirect and Excess Disbursements. Lender, in its sole judgment, is authorized to hold, use and disburse from the Repair Escrow Fund to pay any and all costs, charges and expenses whatsoever and howsoever incurred or required in connection with the construction and completion of the Repairs, or in the payment or performance of any obligation of
      Borrower to Lender.   If Lender, for purposes specified in this Section
      5, shall elect to pay any portion of the money in the Repair Escrow
      Fund to parties other than Borrower, then Lender may do so, at any time and from time to time, and the amount of advances to which Borrower shall be entitled under this Agreement shall be correspondingly reduced.

6. Schedule of Work. All disbursements from the Repair Escrow Fund shall be limited to the costs of those items set forth on the Schedule of Work attached to this Agreement as Exhibit "B".

7.    Repairs. Borrower covenants and agrees with Lender as follows:

      (a) Commencement of Work. Except as set forth on Exhibit D, prior to the recordation of the Security Instrument, no work of any kind has been or will be commenced or performed upon the Property and no materials or equipment have been or will be delivered to or upon the Property. In the event that any work of any kind has been commenced or performed upon the Property, or in the event that any materials or equipment have been ordered or delivered to or upon the Property, then (i) prior to the execution of the Security Instrument the Borrower shall fully disclose in writing to the title insurance company issuing the mortgagee title insurance policy insuring the lien of the Security Instrument that work has been commenced or performed on the Property, or materials or equipment have been ordered or delivered to or upon the Property, (ii) prior to the execution of the Security Instrument Borrower shall have obtained and delivered to Lender and the title company issuing the mortgagee title insurance policy insuring the lien of the Security Instrument lien waivers from all contractors, subcontractors, suppliers, or any other applicable party, pertaining to all work commenced or performed on the Property, or materials or equipment ordered or delivered to or upon the Property, and (iii) the final mortgagee's title insurance policy insuring the lien of the Security Instrument shall take no exception from coverage for any mechanics or materialmen's liens.

      (b) Construction. Borrower will commence the Repairs as soon as practicable after the date of this Agreement and will diligently proceed with and complete the Repairs on or before the Completion Date in a workmanlike manner and in accordance with the Schedule of Work, good building practices and all applicable laws, ordinances, rules and regulations.

      (c) Changes in Schedule of Work. Without the prior written consent of Lender, Borrower will make no departures from or alterations to the Schedule of Work.

      (d) Inspections. Borrower will permit Lender or any person designated by Lender (including without limitation a professional inspection engineer) and any interested governmental authority, at any time and from time to time, to inspect the Repairs and Improvements and to examine and copy all of Borrower's books and records and all contracts and bills pertaining to the Repairs and Improvements. Lender shall be entitled to deduct from the Repair Escrow Fund reasonable fees for performing any such inspections and/or an amount sufficient to reimburse Lender for all fees and expenses charged by any professional inspection engineer employed by Lender in connection with any such inspection. Borrower agrees to cause the replacement of any material or work that is defective, unworkmanlike, does not comply with any applicable law, ordinance, rule or regulation, or does not comply with the requirements of this Agreement, as determined by Lender. Prior to and as a condition of the final disbursement of funds from the Repair Escrow Fund, Lender shall inspect or cause to be inspected the Repairs and the Improvements to determine that all Repairs, including but not limited to interior and exterior repairs, have been completed in a manner acceptable to Lender.

      (e) Purchases. Without the prior written consent of Lender, no materials, machinery, equipment, fixtures or any other part of the Repairs shall be purchased or installed under conditional sale contracts or lease agreements, or any other arrangement wherein title to such Repairs is retained or subjected to a purchase money security interest, or the right is reserved or accrues to anyone to remove or repossess any such Repairs, or to consider them as personal property.

8. Lien Protection. Borrower shall promptly pay or cause to be paid, when due, all costs, charges and expenses incurred in connection with the construction and completion of the Repairs, and shall keep the Property free and clear of any and all liens other than the lien of the Security Instrument and any other junior lien which may be consented to by Lender.

9. Adverse Claims. Borrower shall promptly advise Lender in writing of any litigation, liens, or claims affecting the Property and of all complaints and charges made by any governmental authority or any governmental department, bureau, commission or agency exercising supervision or control over Borrower or its business, which may delay or adversely affect the Repairs.

10.   Compliance With Laws; Insurance Requirements.

      (a) Compliance With Laws. All Repairs shall comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property, and with all applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

      (b) Insurance Requirements. In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workers' compensation, builder's risk (if required by Lender), and public liability insurance and other insurance required under applicable law in connection with any of the Repairs. All such policies shall be in form and amount satisfactory to Lender. All such policies that can be endorsed with standard mortgage clauses making losses payable to Lender or its assigns shall be so endorsed. The originals of such policies shall be deposited with Lender.

11. Use of Repair Escrow Fund. Borrower will accept disbursements from the Repair Escrow Fund in accordance with the provisions of this Agreement and will use, or cause to be used, each such disbursement solely to pay for materials, labor and services, or to pay costs and expenses for which such disbursement is requested.

12. Conditions Precedent. Lender shall not be obligated to make any disbursement from the Repair Escrow Fund to or for the benefit of Borrower unless at the time of each Disbursement Request all of the following conditions prevail:

      (a) No Default. There shall exist no condition, event or act that would constitute a default (with or without notice and/or lapse of time) under this Agreement or any other Loan Document.

      (b) Representations and Warranties. All representations and warranties of Borrower set forth in this Agreement and in the Loan Documents are true.

      (c) Continuing Compliance. Borrower shall be in full compliance with the provisions of this Agreement, the other Loan Documents and any request or demand by Lender permitted hereby.

      (d) No Lien Claim. No lien or claim based on furnishing labor or materials has been filed or asserted against the Property, unless Borrower has properly provided bond or other security against loss in accordance with applicable law.

      (e) Approvals. All licenses, permits, and approvals of governmental authorities required for the Repairs as completed to the applicable stage have been obtained.

      (f) Legal Compliance. The Repairs as completed to the applicable stage do not violate any laws, ordinances, rules or regulations, or building lines or restrictions applicable to the Property.

13. Right to Complete Repairs. If Borrower abandons or fails to proceed diligently with the Repairs or otherwise is in default under this Agreement, Lender shall have the right (but not the obligation) to enter upon the Property and take over and cause the completion of the Repairs. Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Lender is hereby irrevocably appointed the attorney in fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions and proceedings in connection with the Repairs and the payment, settlement, or compromise of all claims for materials and work performed in connection with the Repairs) and do any and all things necessary or proper to complete the Repairs including signing Borrower's name to any contracts and documents as may be deemed necessary by Lender. In no event shall Lender be required to expend its own funds to complete the Repairs, but Lender may, in Lender's sole discretion, advance such funds. Any funds advanced shall be added to the outstanding balance of the Note, secured by the Security Instrument and payable to Lender by Borrower in accordance with the provisions of the Security Instrument pertaining to the protection of Lender's security and advances made by Lender. Borrower waives any and all claims it may have against Lender for materials used, work performed or resultant damage to the Property.

14. Insufficient Account. If Lender determines in its reasonable discretion that the money in the Repair Escrow Fund is insufficient to pay for the Repairs, Lender shall so notify Borrower, in writing, and as soon as possible (but in no event later than twenty (20) days after such notice) Borrower shall pay to Lender an amount, in cash, equal to such deficiency, which amount shall be placed in the Repair Escrow Fund by Lender.

15. Security Agreement. To secure Borrower's obligations under this Agreement and to further secure Borrower's obligations under the Note, Security Instrument and other Loan Documents, Borrower hereby conveys, pledges, transfers and grants to Lender a security interest pursuant to the Uniform Commercial Code of the Jurisdiction and other applicable laws in and to all money in the Repair Escrow Fund as such may increase or decrease from time to time, and all interest and dividends thereon and all proceeds thereof.

16. Post Default. If Borrower defaults in the performance of its obligations under this Agreement or under the Note, Security Instrument or any other Loan Document, Lender shall have all remedies available to them under Article 9 of the Uniform Commercial Code of the Jurisdiction and under any other applicable laws and, in addition, may retain all moneys in the Repair Escrow Fund, including interest, and in Lender's discretion, may apply such amounts, without restriction and without any specific order of priority, to the payment of any and all indebtedness or obligations of Borrower set forth in the Note, Security Instrument or other Loan Documents, including, but not limited to, principal, interest, taxes, insurance, reasonable attorneys' fees actually incurred and/or repairs to the Property.

      17. Termination. This Agreement shall terminate upon the completion of the Repairs in accordance with this Agreement and Lender's satisfaction, and the full disbursement by Lender of the Repair Escrow Fund. In the event there are funds remaining in the Repair Escrow Fund after the Repairs have been completed in accordance with this Agreement, and provided no default by Borrower exists under this Agreement or under any other Loan Documents, such funds remaining in the Repair Escrow Fund shall be refunded by Lender to the Borrower.

18. No Amendment. Nothing contained in this Agreement shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Note, Security Instrument or any other Loan Document and, if there shall exist a conflict between the terms and provisions of this Agreement and those of the Note, Security Instrument or other Loan Documents, then the terms and provisions of the Note, Security Instrument and other Loan Documents shall control.

19.   Release; Indemnity.

      (a) Release. Borrower covenants and agrees that, in performing any of its duties under this Agreement, none of Lender, and Loan Servicer or any of their respective agents or employees, shall be liable for any losses, costs or damages which may be incurred by any of them as a result thereof, except that no party will be released from liability for any losses, costs or damages arising out of the willful misconduct or gross negligence of such party.

      (b) Indemnity. Borrower hereby agrees to indemnify and hold harmless Lender, Loan Servicer, and their respective agents and employees, against any and all losses, claims, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees and costs, which may be imposed or incurred by any of them in connection with this Agreement, except that no such party will be indemnified from any losses, claims, damages, liabilities and expenses arising out of the willful misconduct or gross negligence of such party.

20. Choice of Law. This Agreement shall be construed and enforced in accordance with the laws of the Property Jurisdiction.

21. Successors and Assigns. Lender may assign its rights and interests under this Agreement in whole or in part and upon any such assignment, all the terms and provisions of this Agreement shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall also include any lawful owner, holder or pledgee of the Note. Reference herein to "person" or "persons" shall be deemed to include individuals and entities. Borrower may not assign its rights, interests, or obligations under this Agreement without first obtaining Lender's prior written consent.

22. Attorneys' Fees. In the event that Lender shall engage the services of an attorney at law to enforce the provisions of this Agreement against Borrower, then Borrower shall pay all costs of such enforcement, including any reasonable attorneys' fees and costs (including those of Lender's in-house counsel) actually incurred.

23. Remedies Cumulative. In the event of Borrower's default under this Agreement, Lender may exercise all or any one or more of its rights and remedies available under this Agreement, at law or in equity. Such rights and remedies shall be cumulative and concurrent, and may be enforced separately, successively or together, and Lender's exercise of any particular right or remedy shall not in any way prevent Lender from exercising any other right or remedy available to Lender. Lender may exercise any such remedies from time to time as often as may be deemed necessary by Lender.

24. Determinations by Lender. In any instance where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its sole and exclusive option and in its sole and absolute discretion.

25. Completion of Repairs. Lender's disbursement of moneys in the Repair Escrow Fund or other acknowledgment of completion of any Repair in a manner satisfactory to Lender shall not be deemed a certification by Lender that the Repair has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental authority or agency. Borrower shall at all times have the sole responsibility for insuring that all Repairs are completed in accordance with all such governmental requirements.

26. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

27. Entire Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement and the other Loan Documents. Neither this Agreement nor any of its provisions may be waived, modified, amended, discharged, or terminated except in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that writing; provided, however, that in the event of a Transfer requiring Lender's consent under the terms of the Security Instrument, any one or more, or all, of the Modifications to Agreement set forth in Exhibit "E" (if any) may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.

28. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original document and all of which together shall constitute one agreement.

      ATTACHED EXHIBITS.  The following Exhibits are attached to this
      Agreement:

      |X |    Exhibit A       Legal Description of Land (required)

      |X |    Exhibit B       Schedule of Work (required)

      |X |    Exhibit C       Disbursement Request (required)

      |X |    Exhibit D       Work Performed or Commenced and Material or
              Equipment Ordered (required, if none, state "NONE")

      |    |        Exhibit E       Modifications to Agreement

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                              BORROWER:

                              CENTURY PROPERTIES FUND XIX
                              a California limited partnership

                               By: Fox Partners II
                                    a California general partnership
                                    General Partner

                                    By:   Fox Capital Management Corporation
                                          a California corporation
                                          Managing Partner


                                          By:   /s/Patti K. Fielding
                                                Patti K. Fielding
                                                Executive Vice President


                              Taxpayer Identification No.:  94-2887133

                              LENDER:

                              KEYCORP REAL ESTATE CAPITAL
                                  MARKETS, INC.
                               an Ohio corporation


                              By:   /s/Janette M. O'Brien
                                    Janette M. O'Brien
                                    Vice President